Exhibit 1.1

Innovation, Science and	Innovation, Sciences et
Economic Development Canada	Développement économique Canada
Corporations Canada	Corporations Canada

Certificate of Amendment	Certificat de modification
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

Correvio Pharma Corp.

Corporate name / Dénomination sociale

1066955-5

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l’article 178 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes.

/s/ Virginie Ethier

Virginie Ethier

Director / Directeur

2018-05-11

Date of amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Innovation, Science and	Innovation, Sciences et
Economic Development Canada	Développement économique Canada
Corporations Canada	Corporations Canada

Form 4	Formulaire 4
Articles of Amendment	Clauses modificatrices
Canada Business Corporations Act	Loi canadienne sur les sociétés par
(CBCA) (s. 27 or 177)	actions (LCSA) (art. 27 ou 177)

1	Corporate name
Dénomination sociale
Correvio Pharma Corp.

2	Corporation number
Numéro de la société
1066955-5

3	The articles are amended as follows
Les statuts sont modifiés de la façon suivante

          The corporation changes the minimum and/or maximum number of directors to:

          Les nombres minimal et/ou maximal d’administrateurs sont modifiés pour :

Min. 3	Max. 10

4	Declaration: I certify that I am a director or an officer of the corporation. Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Justin Renz
Justin Renz
604-677-6905

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term net exceeding six months or both (subsection 250(1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049

Vous fournissez des renseignements exigés par la LCSA. Il est á noter que la LCSA et la Loi sur les renseignemenis personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

IC 3069 (2008/04)

Industry Canada	Industrie Canada

Canada Business Corporations Act (CBCA)

FORM 4

ARTICLES OF AMENDMENT

(Section 27 or 177)

1. Corporate name
Correvio Pharma Corp.
2. Corporation number
1066955-5
3. The articles are amended as follows: (Please note that more than one section can be filled out)
A: The corporation changes its name to

B:            The corporation changes the province or territory in Canada where the registered office is situated to:

To complete the change, a Form 3 - Change of Registered Office Address must accompany the Articles of Amendment

C: The corporation changes the minimum and/or maximum number of directors to: (For a fixed number of directors, please indicate the same number in both the minimum and maximum options)

Minimum number: 3	Maximum number: 10

D:            Other changes: (e.g. to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles). Please specify.

4. Declaration
I hereby certify that I am a director or an authorized officer of the corporation.

Signature:	/s/ Justin Renz
Print Name: Justin Renz		Telephone Number: 604-677-6905

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Développement économique Canada Corporations Canada

Certificate of Amendment	Certificat de modification
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

Correvio Pharma Corp.

Corporate name / Dénomination sociale

1066955-5

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l’article 178 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes.

/s/ Virginie Ethier

Virginie Ethier

Director / Directeur

2018-03-15

Date of amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Développement économique Canada Corporations Canada

Form 4	Formulaire 4
Articles of Amendment	Clauses modificatrices
Canada Business Corporations Act	Loi canadienne sur les sociétés par
(CBCA) (s. 27 or 177)	actions (LCSA) (art. 27 ou 177)

1	Corporate name
Dénomination sociale
Correvio Pharma Corp.
2	Corporation number
Numéro de la société 1066955-5
3	The articles are amended as follows
Les statuts sont modifiés de ta façon suivante

See attached schedule / Voir l’annexe ci-jointe

4	Declaration: I certify that I am a director or an officer of the corporation. Déclaration: J’atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
William Hunter
William Hunter
604-677-6905

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term net exceeding six months or both (subsection 250(1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049 .

Vous foumissez des renseignements exigés par la LCSA. II est á noter que la LCSA et la Loi sur les renseignemenis personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

IC 3069 (2008/04)

Industry Canada	Industrie Canada

Canada Business Corporations Act (CBCA)

FORM 4

ARTICLES OF AMENDMENT

(Section 27 or 177)

1. Corporate name

Correvio Pharma Corp.
2. Corporation number

1066955-5
3. The articles are amended as follows: (Please note that more than one section can be filled out)

A: The corporation changes its name to

B: The corporation changes the province or territory in Canada where the registered office is situated to: To complete the change, a Form 3 - Change of Registered Office Address must accompany the Articles of Amendment

C: The corporation changes the minimum and/or maximum number of directors to: (For a fixed number of directors, please indicate the same number in both the minimum and maximum options)

Minimum number	Maximum number
D: Other changes: (e.g. to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles). Please specify.

See attached Schedule A.

4. Declaration

I hereby certify that I am a director or an authorized officer of the corporation.

Signature:	/s/ William Hunter

Print Name: William Hunter Telephone Number: (604) 677-6905 ext. 137

Note:  Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

SCHEDULE A

SHARES

The authorized capital of the Corporation be altered by removing the Series A Preferred Shares and deleting the share rights, privileges, restrictions and conditions of the Series A Preferred Shares in their entirety.

The classes and number of shares that the Corporation is authorized to issue are as follows:

(a)	an unlimited number of Common shares without par value; and

(b)	an unlimited number of Preferred shares without par value.

1.	Rights, Privileges, Restrictions & Conditions Attaching to the Preferred Shares

The Preferred shares of the Corporation, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.1	Directors’ Authority to Issue in One or More Series.

The board of directors of the Corporation may issue the Preferred shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any), and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the Canada Business Corporations Act) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.

1.2	Ranking of Preferred Shares.

The Preferred shares of any series may be given such preferences, not inconsistent with sections 1.1 and 1.3 hereof, over the Common shares and over any other shares ranking junior to the Preferred shares as may be determined in the case of such series of Preferred shares. No rights, privileges, restrictions or conditions attached to a series of Preferred shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preferred shares then outstanding. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preferred shares are not paid in full, the Preferred shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preferred shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

1.3	Voting Rights.

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred shares, the holders of the Preferred shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

2.	Rights, Privileges, Restrictions & Conditions Attaching to the Common Shares

The Common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

2.1	Dividends.

Subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the payment of dividends, the holders of Common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of monies properly applicable to the payment of dividends, in such amount and in such form as the board of directors of the Corporation may from time to time determine and all dividends which the board of directors of the Corporation may declare on the Common shares shall be declared and paid in equal amounts per share on all Common shares at the time outstanding.

2.2	Dissolution.

In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common shares shall be entitled to receive the remaining property and assets of the Corporation.

2.3	Voting Rights.

The holders of the Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common share held at all meetings of the shareholders of the Corporation, except meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

2

SCHEDULE A

SHARES

The authorized capital of the Corporation be altered by removing the Series A Preferred Shares and deleting the share rights, privileges, restrictions and conditions of the Series A Preferred Shares in their entirety.

The classes and number of shares that the Corporation is authorized to issue are as follows:

(a)	an unlimited number of Common shares without par value; and

(b)	an unlimited number of Preferred shares without par value.

1.	Rights, Privileges, Restrictions &Conditions Attaching to the Preferred Shares

The Preferred shares of the Corporation, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.1	Directors’ Authority to Issue in One or More Series.

The board of directors of the Corporation may issue the Preferred shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any), and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the Canada Business Corporations Act) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.

1.2	Ranking of Preferred Shares.

The Preferred shares of any series may be given such preferences, not inconsistent with sections 1.1 and 1.3 hereof, over the Common shares and over any other shares ranking junior to the Preferred shares as may be determined in the case of such series of Preferred shares. No rights, privileges, restrictions or conditions attached to a series of Preferred shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preferred shares then outstanding. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preferred shares are not paid in full, the Preferred shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preferred shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

1.3	Voting Rights.

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred shares, the holders of the Preferred shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

2.	Rights, Privileges, Restrictions &Conditions Attaching to the Common Shares

The Common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

2.1	Dividends.

Subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the payment of dividends, the holders of Common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of monies properly applicable to the payment of dividends, in such amount and in such form as the board of directors of the Corporation may from time to time determine and all dividends which the board of directors of the Corporation may declare on the Common shares shall be declared and paid in equal amounts per share on all Common shares at the time outstanding.

2.2	Dissolution.

In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common shares shall be entitled to receive the remaining property and assets of the Corporation.

2.3	Voting Rights.

The holders of the Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common share held at all meetings of the shareholders of the Corporation, except meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

2

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Developpement economique Canada Corporations Canada

Certificate of Incorporation	Certificat de constitution
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

Correvio Pharma Corp.

Corporate name / Dénomination sociale

1066955-5

Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation, the articles of incorporation of which are attached, is incorporated under the Canada Business Corporations Act.	JE CERTIFIE que la société susmentionnée, dont les statuts constitutifs sort joints, est constituee en vertu de la Loi canadienne sur les sociétés par actions.

/s/ Virginie Ethier

Virginie Ethier

Director / Directeur

2018-03-07

Date of Incorporation (YYYY-MM-DD)

Date de constitution (AAAA-MM-JJ)

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Développement économique Canada Corporations Canada

Form 1	Formulaire 1
Articles of Incorporation	Statuts constitutifs
Canada Business Corporations	Loi canadienne sur les sociétés
Act (s. 6)	par actions (art. 6)

1	Corporate name
Dénomination sociale
Correvio Pharma Corp.
2	The province or territory in Canada where the registered office is situated
La province on le territoire au Canada où est situé le siège social
BC
3

The classes and any maximum number of shares that the corporation is authorized to issue

Catégories et le nombre maximal d’actions que la soeiété est autorisée à émettre

See attached schedule / Voir l’annexe ci-jointe

4	Restrictions on share transfers Restrictions sur le transfert des actions
None
5	Minimum and maximum number of directors Nombre minimal et maximal d’administrateurs
Min. 3 Max. 20
6	Restrictions on the business the corporation may carry on Limites imposées à l’activité commerciale de la société
None
7	Other Provisions
Autres dispositions
See attached schedule / Voir l’annexe ci-jointe
8

Incorporator’s Declaration: I hereby certify that I am authorized to sign and submit this form.

Déclaration des fondateurs: J’atteste que je suis autorisé à signer et à soumettre le présent formulaire.

Name(s) - Nom(s)	Original Signed by - Original signé par

Steven McKoen	Steven McKoen
Steven McKoen

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabililé par procédure sommaire, est passible d’une amende maximale de 5000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both die COCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. It est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Its seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

IC 3419 (2008/04)

SCHEDULE 1

ITEM 3 - SHARES

The classes and number of shares that the Corporation is authorized to issue are as follows:

(a)	an unlimited number of Common shares without par value; and

(b)	an unlimited number of Preferred shares without par value of which an unlimited number have been designated as Series A Preferred Shares.

1.	Rights, Privileges, Restrictions &Conditions Attaching to the Preferred Shares

The Preferred shares of the Corporation, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.1	Directors’ Authority to Issue in One or More Series.

The board of directors of the Corporation may issue the Preferred shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any), and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the Canada Business Corporations Act) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.

1.2	Ranking of Preferred Shares.

The Preferred shares of any series may be given such preferences, not inconsistent with sections 1.1 and 1.3 hereof, over the Common shares and over any other shares ranking junior to the Preferred shares as may be determined in the case of such series of Preferred shares. No rights, privileges, restrictions or conditions attached to a series of Preferred shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preferred shares then outstanding. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preferred shares are not paid in full, the Preferred shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preferred shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

1.3	Voting Rights.

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred shares, the holders of the Preferred shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

2.	Rights, Privileges, Restrictions &Conditions Attaching to the Common Shares

The Common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

2.1	Dividends.

Subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the payment of dividends, the holders of Common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of monies properly applicable to the payment of dividends, in such amount and in such form as the board of directors of the Corporation may from time to time determine and all dividends which the board of directors of the Corporation may declare on the Common shares shall be declared and paid in equal amounts per share on all Common shares at the time outstanding.

2.2	Dissolution.

In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common shares shall be entitled to receive the remaining property and assets of the Corporation.

2.3	Voting Rights.

The holders of the Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common share held at all meetings of the shareholders of the Corporation, except meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

2

3.	Rights, Privileges, Restrictions & Conditions Attaching to the Series A Preferred Shares

The first Series of Preferred shares of the Corporation, designated as the Series A Preferred Shares (the “Series A Shares”) shall have attached thereto, in addition to the rights, privileges, restrictions and conditions attaching to the Preferred shares as a class, the following rights, privileges, restrictions and conditions:

3.1	Interpretation.

In this Article 1, the following terms shall have the following meanings:

“Business Day” means any day on which commercial banks are generally open for business in New York, New York or Vancouver, British Columbia other than a Saturday or Sunday or a day observed as a holiday in New York, New York under the laws of the State of New York or the federal laws of the United States of America applicable therein or in Vancouver, British Columbia or the federal laws of Canada applicable therein.

“Change of Control” means an acquisition of Common Shares by means of take-over bid, tender offer, exchange offer, amalgamation, merger, acquisition, sale of shares, plan of arrangement or other form of corporate reorganization in which outstanding Common Shares are exchanged for money, securities or other consideration paid, or caused to be issued or paid, and upon completion of such transaction at least 50% of the voting securities of the Corporation or the reorganized, amalgamated, continuing, merged, surviving or consolidated entity resulting from such transaction are “beneficially owned” (within the meaning of that expression as defined in the Exchange Act), directly or indirectly, by one or more “persons” or “groups” (within the meaning of such terms as used for purposes of Section 13(d) and 14(d) of the Exchange Act) other than persons who beneficially owned at least 50% of the Common Shares (together with, if applicable, other shares of the Corporation that carry a voting right for the election of directors generally either under all circumstances or under some circumstances that have occurred and are continuing) immediately before the completion of such transaction.

“Change of Control Price” means, in respect of any transaction constituting a Change of Control, the value of the consideration paid per Common Share to holders of outstanding Common Shares under such transaction, expressed in U.S. dollars. if any of the consideration paid is other than cash, the value of such consideration will be the amount the Board, acting reasonably, determines is the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the value of such consideration will be the last trade price for such securities on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (“Bloomberg”), or if the foregoing is not applicable the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or if no last trade price is reported for such security by Bloomberg the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If such trade price cannot be calculated for a security on a particular date on any of the foregoing bases, the value of such security on such a date will be such value as the Board, acting reasonably, determines is the fair market value of such consideration. In the event that the Board makes any determination of the value of any consideration as contemplated herein, the Corporation shall promptly notify the holders in writing by facsimile of such determination. if any holder objects in writing by facsimile to the Corporation to such determination within two Business Days of receipt of such notice from the Corporation, the Corporation shall submit via facsimile the determination of the value of such consideration to an independent, reputable investment bank selected by the Corporation and reasonably acceptable to the holders of a majority of the Series A Shares, or failing agreement of such holders, an independent, reputable investment bank selected by the auditors of the Corporation. The Corporation shall cause, at the Corporation’s expense, such investment bank to make such determination and shall notify the holders of the results of such determination no later than two Business Days from the time the Corporation receives such determination. Such investment bank’s determination shall be final and binding on the Corporation and all holders, absent error.

3

“Common Shares” means the Common shares of the Corporation as constituted on the Issue Date, and any other shares or securities into which such shares may be exchanged (whether or not the Corporation is the issuer of such other shares or securities) or any other consideration which may be received by the holders of such shares pursuant to a capital reorganization, merger, amalgamation or arrangement of the Corporation or comparable transaction affecting the Common Shares of the Corporation, provided that, where any such capital reorganization, merger, amalgamation, or arrangement or transaction requires approval of shareholders of the Corporation, including holders of Series A Shares, such capital reorganization, merger, amalgamation, arrangement or transaction is approved as required by these Articles.

“Conversion Price” means initially U.S. $11.00, subject to adjustment from time to time pursuant to Article 3.7.

“Conversion Ratio” at any particular time means the Conversion Ratio determined at that time by the following formula:

Conversion Ratio =	Issue Price
Conversion
Price

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

A “holder” means, with respect to any Series A Share, the person or entity in whose name Such Preferred Share is registered on the register of Series A Shares maintained by the Corporation or its agent.

“Issue Date” means the date on which the Corporation first issues Series A Shares.

“Issue Price” means U.S. $11.00.

“Junior Shares” means any class or Series of shares of the Corporation (other than the Common Shares) hereafter created and authorized over which the Series A Shares have preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation for the purposes of winding up its affairs.

“Parity Shares” means any class or Series of shares of the Corporation (other than the Series A Shares) that ranks on a parity with the Series A Shares in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation for the purposes of winding up its affairs, provided that the authorization or issuance of any such shares authorized or issued (including by reclassification) after the Issue Date shall have been approved as required pursuant to Article 3.15.

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“Reference Package” initially means one fully paid and non-assessable Common Share, but is subject to adjustment as provided in Article 3.7.

“Strategic Review Termination Date” means the date that is the earlier of the date that the Corporation publicly announces that (a) the Corporation has terminated or is otherwise no longer continuing the review and evaluation of partnership opportunities and other strategic alternatives announced by the. Corporation on March 17, 2008 (provided that this clause (a) shall not be satisfied by a public announcement that the Corporation has elected to pursue a partnership opportunity or other strategic transaction with one or more persons), or (b) the Corporation has entered into a strategic partnership or licensing transaction with respect to Vernakalant (iv) or Vernakalent (oral) that does not constitute a Change of Control.

3.2	Dividends.

The holders of Series A Shares shall be entitled to receive, and the Corporation will pay thereon, if, as and when and as declared by the board of directors of the Corporation (the “Board”), but only out of money or property of the Corporation legally available for the payment of dividends, dividends (each, a “Participating Dividend”) on each date (each, a “Payment Date”) that any dividend or other distribution is payable or made (whether in the form of cash, securities, rights, warrants or other property) on or in respect of the Common Shares in an amount per Series A Share equal to the aggregate amount of the dividend that would be payable on the Payment Date to such holder if such holder had held, on the record date for the dividend payable on such Payment Date, in lieu of such Series A Share, the Reference Package (without giving effect to any limitations on conversion of Series A Shares contained in these Articles). Each such dividend shall be paid to the holders of record of the Series A Shares on the date fixed by the Board to determine the holders of the Series A Shares entitled to receive such Participating Dividend, which date shall not be more than 60 days before the Payment Date and shall be the same as the record date fixed by the Board to determine the holders of Common Shares entitled to receive a dividend on such Payment Date.

3.3	Certain Restrictions.

So long as any Series A Share is outstanding, no dividend shall be paid on or in respect of the Common Shares or any Junior Shares unless all of the Participating Dividends on all of the outstanding Series A Shares payable prior thereto or contemporaneously therewith shall have been, or shall contemporaneously be, paid in full.

3.4	Liquidation, Dissolution or Winding Up.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (or its subsidiaries whose assets constitute all or substantially all of the assets of the Corporation and its subsidiaries, taken as whole), whether in a single transaction or Series of transactions, or other distribution of assets of the Corporation among its shareholders (collectively, a “Liquidation”), the holders of Series A Shares shall be entitled, before any distribution or payment is made on any date to the holders of the Common Shares or any Junior Shares in connection with such Liquidation, to be paid in full out of the property and assets of the Corporation available for distribution to its shareholders an amount per Series A Share equal to (i) the Issue Price, plus (ii) all declared and unpaid dividends thereon (the “Liquidation Preference”). After payment to the holders of the Series A Shares of the Liquidation Preference so payable to them as above provided, the holders of Series A Shares as such shall not be entitled to share in any further distribution of property or assets of the Corporation among its shareholders for the purpose of winding up its affairs and shall have no rights or claims to any remaining property or assets of the Corporation. In the event the property and assets of the Corporation available for distribution to the holders of Series A Shares in connection with any Liquidation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Article 3.4 and all liquidation preferences to which all Parity Shares are entitled in connection with such Liquidation, the holders of Series A Shares and such Parity Shares shall participate rateably in respect of the distribution of such amounts in accordance with the sums that would be payable on such distributions if all amounts so payable were paid in full. For the purposes of this Article 3.4, any transaction that constitutes a Change in Control shall not be deemed to constitute a Liquidation.

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3.5	Voting.

(a)

Each holder of Series A Shares shall be entitled to receive the same notice of and to attend all meetings of the shareholders of the Corporation (except meetings at which only holders of another specified class or Series of shares of the Corporation are entitled to vote separately as a class or series) as is provided to the holders of Common Shares, as well as prior notice of all shareholders’ actions to be taken by shareholders of the Corporation by legally available means in lieu of a meeting of shareholders, and shall have the right to vote (at the rate of one vote in person or by proxy for each Common Share which the holder would be entitled to receive upon full conversion of the holder’s Series A Shares into Common Shares under Article 3.8) with the holders of Common Shares as if they were a single class of shares upon any matter submitted to a vote of shareholders, except those matters required by law or the terms hereof to be submitted to a class vote of the holders of Series A Shares, in which case the holders of Series A Shares shall vote as a separate class and have one vote for each Series A Share held.

(b)

Notwithstanding any other provision of these Articles, the Corporation shall not give effect to any voting rights of a holder of Series A Shares, and such holder of Series A Shares will not have the right to exercise voting rights with respect to any Series A Shares voting with the Common Shares pursuant to this Article 3.5 (as opposed to class voting of only holders of Series A Shares), to the extent that giving effect to such voting rights would result in such holder (together with its “affiliates” (within the meaning of that expression as used in the Exchange Act)) being deemed (for the purposes of such Act) to beneficially own in excess of 9.99% of the number of Common Shares outstanding immediately after giving effect to such exercise or result in such holder or any other person having beneficial ownership of, or control or direction over, directly or indirectly, securities of the Corporation carrying 10% or more of the voting rights attached to all of the Corporation’s outstanding voting securities.

3.6	Amalgamations and Arrangements.

Subject to the provisions of the Canada Business Corporations Act, with respect to any vote to approve an amalgamation or an arrangement that constitutes a Change of Control that would result in an acquisition, exchange or cancellation of the Series A Shares and the Common Shares in exchange for money, securities or other consideration paid or caused to be paid to the holders thereof on substantially the same basis, the holders of the Series A Shares shall be entitled to vote, on an as converted basis (with such holders having one vote in person or by proxy for each Common Share which the holder would be entitled to receive upon full conversion of the holder’s Series A Shares into Common Shares under Article 3.8), together with the holders of the Common Shares and of any other Series of Preferred shares of the Corporation, but not separately as a class or Series (unless, and only to the extent, that Article 3.15(b) is applicable).

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3.7	Adjustments.

(a)

Extraordinary Common Share Event. If the Corporation shall (0 issue any additional Common Shares as all or part of a dividend or other distribution on or in respect of outstanding Common Shares, (ii) subdivide the outstanding Common Shares into a greater number of Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of Common Shares, then and in each such case:

(i)

the Conversion Price shall simultaneously be adjusted upon the happening of each such event by multiplying the Conversion Price in effect immediately prior to such event by a fraction, the numerator of which is the number of Common Shares issued and outstanding immediately prior to such event and the denominator of which is the number of Common Shares issued and outstanding immediately after completion of such event; and

(ii)

the Reference Package shall simultaneously be adjusted upon the happening of each such event by multiplying the Reference Package in effect immediately prior to such event by a fraction, the numerator of which is the number of Common Shares issued and outstanding immediately after completion of such event and the denominator of which is the number of Common Shares issued and outstanding immediately prior to such event.

(b)

Changes in the Common Shares. Subject to the provisions hereof requiring approval of certain matters by holders of Series A Shares, if the issued and outstanding Common Shares are exchanged for or changed into other shares or securities, cash or any other property as a result of any amalgamation, arrangement, merger, consolidation, reclassification or other transaction, then in any such case thereafter, on any conversion of Series A Shares into Common Shares pursuant to these rights, privileges, restrictions and conditions, the holder of each Series A Share so converted shall be entitled to receive the kind and amount of shares and other securities and property (including cash) that a holder of the Reference Package would have received as a result of such transaction if it was entitled to partidpate therein.

(c)

Certificate of Conversion Adjustment. Adjustments made under this Article 3.7 shall be successive and each resulting new Conversion Price and Reference Package shall continue in effect until the next adjustment (if any) is made hereunder. Upon the occurrence of each such adjustment, the Corporation shall compute the adjustment in accordance with the terms thereof and promptly furnish to each holder a certificate setting forth:

(i)	the adjustment calculations in detail;

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(ii)	the facts upon which the adjustment and calculations are based;

(iii)	the resulting new Conversion Price and Reference Package; and

(iv)	if applicable, the number and kind of other securities or property which would be received pursuant to Article 3.7(b) by holders of Series A Shares upon conversion of each Series A Share.

Upon written request from time to time of any holder, the Corporation shall promptly furnish to such holder a certificate setting out the then applicable Conversion Price and Reference Package and, if applicable, the number and kind of other securities or property which would be received pursuant to Article 3.7(b) by holders of Series A Shares upon conversion of each Series A Share, together with a copy of any certificate previously furnished pursuant to this Article.

(d)

Resolution of Conversion Adjustment Questions. if at any time a question arises with respect to adjustments or calculations made under this Article 3.7, such questions shall be determined by the auditors of the Corporation, or, if requested in writing by a holder of Series A Shares or the Corporation prior to such determination by the auditors of the Corporation by arbitration administered by the American Arbitration Association’s International Center for Dispute Resolution in New York, New York in accordance with its International Arbitration Rules then currently in effect by a single arbitrator who will be appointed in accordance with such rules and the determination of such arbitrator shall be binding upon the Corporation and all shareholders of the Corporation.

3.8	Conversion.

(a)

Conversion at Holder’s Option. Subject to Article 3.8(j), commencing on the earlier of the date which is three months after the Issue Date and the Strategic Review Termination Date, each holder of Series A Shares shall have the right (the “Holder Conversion Right”) at any time to convert all or from time to time to convert any part of the Series A Shares held by such holder into fully paid Common Shares.

(b)

Holder Conversion Notice. The Holder Conversion Right may be exercised by any holder of the Series A Shares giving notice (the “Holder Conversion Notice”) in writing delivered to the Corporation. The Holder Conversion Notice shall be irrevocable (unless the Corporation fails to effect the conversion as required pursuant to these Articles) and shall specify the number of Series A Shares (the “Specified Shares”) the holder, wishes to be converted and the date upon which the conversion is to occur, which shall not be less than, three Business Days and not more than 30 days after the date of the Holder Conversion Notice.

(c)

Conversion at Corporation’s Option. Subject to Article 3.8(j), at any time after the earlier of the first anniversary of the Issue Date and the Strategic Review Termination Date, the Corporation shall have the right (the “Corporation Conversion Right”) at any time to convert all or from time to time to convert any part of the Series A Shares held by any holder into fully paid Common Shares.

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(d)

Corporation Conversion Notice. The Corporation Conversion Right may be exercised by the Corporation giving notice (the “Corporation Conversion Notice”) in writing delivered to each holder of Series A Shares to be converted. The Corporation Conversion Notice shall specify the number of Series A Shares (the “Specified Shares”) held by any holder that the Corporation wishes to be converted, and shall specify the date upon which the conversion is to occur, which shall not be less than 10 days and not more than 30 days after the date of the Corporation Conversion Notice.

(e)

Automatic Conversion Upon Change of Control. In the event that any Change of Control is consummated, subject to Article 3.8(j), each issued and outstanding Series A Share shall be converted into fully paid Common Shares.

(f)

Notice of Change of Control. In the event any Change of Control is consummated, the Corporation shall give notice in writing to each holder of Series A Shares at least 10 days prior to such consummation notifying such holder of the Change of Control and the conversion of Series A Shares pursuant to Article 3.8(e).

(g)	Conversion Ratio. Any conversion of Series A Shares into Common Shares shall be at a conversion ratio (a number of Common Shares for each 1.0 Series A Share) equal to the Conversion Ratio.

(h)	Procedure for Conversion.

(i)

A holder of Series A Shares subject to conversion under this Article 3.8 shall transmit by facsimile, or otherwise deliver, a notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) duly and properly completed and executed by the holder of Series A Shares subject to such conversion to the Corporation and to the designated transfer agent (the “Transfer Agent”) for the Common Shares and, subject to Article 3.8(n), shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office (which certificate or certificates shall, if required by the Corporation, have the transfer form on the back thereof duly endorsed in such manner as may be required by the Corporation or be accompanied by such instruments of transfer or appropriate share transfer power acceptable to the Corporation duly endorsed in such manner as may be required by the Corporation). Subject to compliance by the holder with the conditions specified above and, if applicable, in Article 3.8(h)(ii), upon receipt by the Corporation of such a Conversion Notice, the Corporation shall, as soon as practicable, but in any event within two Business Days, send via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice and issue Common Shares in connection with such conversion.

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(ii)

If a holder of Series A Shares subject to conversion under this Article 3.8 wishes that any Common Shares deliverable in connection with the conversion be issued to, registered in the name of, or delivered to, any person other than the holder of the Series A Shares converted, the holder must deliver to the Corporation written notice in form and execution satisfactory to the Corporation directing the Corporation to arrange for the registration of such Common Shares in some other name or names (the “Transferee” or “Transferees”) and stating the name and addresses of the Transferee or Transferees in which a certificate or certificates or other appropriate instruments evidencing the shares or other property to which such holder is entitled upon such conversion is to be registered. In such event, if required by any applicable law or by the Corporation, such notice shall be accompanied by a written declaration as to the residence and share ownership status of the Transferee or Transferees and such other matters as may be required by such law or the Corporation in order to determine the entitlement of such Transferee or Transferees to such Common Shares. The holder of Series A Shares shall (A) pay any applicable security transfer taxes including, without limitation, any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of any shares or securities to any person other than the holder of Series A Shares or (B) shall provide the Corporation evidence satisfactory to the Corporation that such taxes, if any, have been paid.

(iii)

All declared and unpaid dividends payable on any Series A Shares converted pursuant to this Article 3.8 during the period from the close of business on any record date for the payment of such dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion.

(iv)

Effective upon (A) in respect of Article 3.8(a), the date specified in the Holder Conversion Notice, subject to compliance by such holder with the other conditions specified above; or (B) in respect of Article 3.8(c), the date specified in the Corporation Conversion Notice; or (C) in respect of Article 3.8(e), the date of the Change of Control (and contingent upon the consummation of such Change of Control) causing the automatic conversion (each of (A), (B), or (C), a “conversion date”), the Series A Shares to be converted shall be converted. Such conversion shall be deemed to have been made as of the close of business on such conversion date (except in respect of a conversion pursuant to Article 3.8(e), which shall be effective immediately prior to the completion of the Change of Control) or at such other time as the Board may in good faith determine and as may be approved by holders holding not less than a majority of the aggregate Series A Shares then outstanding, being no later than the close of business on such date, and the holder of the Series A Shares converted (or, if applicable, subject to compliance by the holder with the conditions specified above prior to such time, the Transferee or Transferees directed by the holder) shall be deemed to have become and treated for all purposes as a holder or holders of record of Common Shares (or, in the case of securities or property not in registered form, the owner or owners) on such applicable conversion date, notwithstanding any delay in the delivery of a certificate or certificates representing the Common Shares into which such Series A Shares have been converted, and the rights of the holder of such converted Series A Shares shall cease.

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(v)

Subject to compliance by the holder with the conditions specified above, as promptly as practicable after (but in no event later than two Business Days after) the later of (A) the date of receipt by the Transfer Agent of the confirmation of receipt of a Conversion Notice as contemplated in Article 3.8(h)(i) and (B) the conversion date, the Corporation shall deliver or cause to be delivered to the holder of the Series A Shares converted or, if applicable, subject to compliance by the holder with the conditions specified above, the Transferee or Transferees directed by the holder, at the address specified in the Conversion Notice, a certificate or certificates evidencing the number of whole Common Shares, or other securities and property to which such person or persons shall be entitled as provided herein, and the amounts described in Article 3.8(h)(iii). Alternatively, in lieu of such delivery of a share certificate representing such Common Shares, the Corporation may arrange to have the Transfer Agent credit the number of Common Shares issued upon conversion to the applicable balance account of the holder or its designee at The Depository Trust Company as specified in the Conversion Notice.

(i)

Partial Conversion. in the event some but not all of the Series A Shares represented by a certificate or certificates surrendered by a holder are converted under this Article 3.8, subject to Article 3.8(n), the holder of such Series A Shares shall be entitled to receive within three Business Days after the later of (i) the date of receipt by the Transfer Agent of the confirmation of receipt of a Conversion Notice as contemplated in Article 3.8(h)(i) and (ii) the conversion date, a new certificate representing the number of Series A Shares comprised in the certificate or certificates surrendered which were not converted.

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(j)

Deferral of Conversion. The Corporation shall not effect any conversion of Series A Shares and the right of holders of Series A Shares to receive Common Shares upon the conversion of any Series A Shares shall continue but be deferred to the extent that, after giving effect to such conversion, the holder of such Series A Shares, together with such holder’s “affiliates” (within the meaning of that term as defined in the Exchange Act) would have acquired, through conversion of Series A Shares or otherwise, beneficial ownership (“Beneficial Ownership”) of a number of Common Shares that exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to such conversion or result in such holder or any other person having beneficial ownership of, or control or direction over (“Beneficial Ownership or Control”), directly or indirectly, securities of the Corporation carrying 10% or more of the voting rights attached to all of the Corporation’s outstanding voting securities. For the purposes of this Article 3.80): (1) the number of Common Shares Beneficially Owned by a holder and its affiliates shall include the number of Common Shares issuable on conversion of the Series A Shares with respect to which the determination of such clause is being made, but shall exclude the number of Common Shares which would be issuable upon (A) conversion of the remaining, non-converted Series A Shares Beneficially Owned by such holder or any of its affiliates and (B) exercise or conversion of the unexercised of unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained in this clause Beneficially Owned by such holder or any of its affiliates; (ii) except as set forth in the preceding clause (i), Beneficial Ownership shall be calculated in accordance with Section 13(d) of the Exchange Act; (iii) Beneficial Ownership or Control shall be calculated in accordance with applicable United States and Canadian securities laws, rules and regulations (and in the event the calculation under applicable United States and Canadian securities laws, rules and regulations, respectively, may yield different results, the calculation shall be made under the applicable laws, rules and regulations that reflects the greater number of. Common Shares being beneficially owned, or controlled or directed by such holder or person); (iv) in determining the number of outstanding Common Shares, a holder may rely on the number of outstanding Common Shares as reflected in (A) the Corporation’s most recent Form 40-F or Form 6-K, as the case may be, filed under the Exchange Act, (B) a more recent public announcement by the Corporation, or (C) any other notice by the Corporation or the transfer agent for the Common Shares setting out the number of Common Shares outstanding; (v) in determining the number of Common Shares Beneficially Owned by a holder and its affiliates, the Corporation may rely on the number of Common Shares stated to be Beneficially Owned by the holder and its affiliates as reflected in (A) any filing made by the holder or any of its affiliates under the Exchange Act, or (B) any other notice by the holder or any of its affiliates setting forth the number of Common Shares so beneficially owned; (vi) in calculating the number of voting securities over which the holder or any other person has Beneficial Ownership or Control, the Corporation may rely on the number of such securities stated to be beneficially owned, or over which control or direction is exercised in (A) any filing made by the holder or any other person under applicable Canadian securities laws, or (B) any other notice by the holder or any other person setting forth such information; (vii) for any reason at any time, upon written request of any holder, the Corporation shall within one Business Day following receipt of such request, confirm orally and in writing to such holder the number of Common Shares then outstanding; (viii) for any reason at any time, upon written request of the Corporation, any holder shall within one Business Day following receipt of such notice, confirm orally and in writing to the Corporation the number of Common Shares Beneficially Owned by the holder and its affiliates and the number of voting securities of the Corporation over which the holder exercises Beneficial Ownership or Control, directly or indirectly; and (ix) the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Shares, by such holder and its affiliates. Notwithstanding any other provision of these Articles, any holder may, by notice in writing to the Corporation, elect (a “Filing Election”) that the provisions of this Article 3.8(j) and Article 3.5(b) do not apply to such holder provided that, prior to giving such notice, such holder has filed with the Toronto Stock Exchange a “Personal Information Form” and such other documents and forms as the Toronto Stock Exchange may require in relation to such holder’s investment in the Corporation and the Toronto Stock Exchange shall have accepted such forms and documents for filing and notified the Corporation in writing that it has accepted such forms and documents for filing. In the event any holder provides such notice, thereafter the provisions of this Article 3.8(j) and Article 3.5(b) will not apply to such holder.

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(k)

No Fractional Shares. Notwithstanding any other provision hereof, no fractional shares shall be issued upon any conversion of Series A Shares and the number of Common Shares to be issued shall be rounded down to the nearest whole share.

(l)

Redemption of Unconverted Series A Shares. In the event that any Series A Shares to be converted pursuant to Article 3.8(e) are not converted as provided in Article 3.8(j), on or after the occurrence of the Change of Control referred to in Article 3.8(e) the Corporation shall redeem the whole of the outstanding Series A Shares that are so not convened from any one or more of the holders thereof on payment of an amount for each Series A Share to be redeemed equal to the number of Common Shares to be issued and delivered on conversion of such Series A Shares pursuant to Article 3.8(e), multiplied by the Change of Control Price, plus all declared and unpaid dividends on such Series A Shares redeemed (the whole being referred to as the “Change of Control Redemption Amount”), on the following conditions:

(i)	the Corporation shall redeem all such Series A Shares;

(ii)

subject to Article 3.8(l)(iii), the Corporation must give notice in writing to each person who at the record date for the determination of holders entitled to receive notice is a holder of Series A Shares to be redeemed pursuant to this Article 3.8(1) at least three Business Days before the date specified for redemption of the intention of the Corporation to redeem such Series A Shares. Such notice may be given by mail or delivered by courier (or with the consent of any particular holder, otherwise delivered) and (subject to the consent of any particular holder as referred to above) may be mailed, postage prepaid or delivered, addressed to each holder at the last address of such holder as it appears on the records of the Corporation or in the event of the address of the holder not so appearing then to the last known address of such holder. The accidental failure to give such notice to one or more such holders will not affect the validity of such redemption. Such notice will set out the Change of Control Redemption Amount and the date on which redemption is to take place, which date shall not be later than 10 days after the date of consummation of the Change of Control, and if only part of the shares held by the person to whom it is addressed are to be redeemed the number thereof to be redeemed. The Corporation will use its best efforts to redeem such Series A Shares on the date of conversion of Series A Shares pursuant to Article 3.8(e), or as soon as is reasonably practicable thereafter. For greater certainty, at the option of the Corporation, such notice may be given prior to the completion of a Change of Control, conditional upon such completion, and may provide that redemption of the Series A Shares to be redeemed will occur on the date of consummation of such Change of Control and either concurrently with such consummation or immediately prior to such consummation but conditional upon such completion.

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(iii)

any person who is otherwise entitled to notice pursuant to Article 3.8(l)(ii) may waive such notice or any of the requirements for that notice or the time for giving that notice and that waiver, whether given before or after redemption, will be effective for all purposes of these Articles and will cure any failure in respect of such notice, including without limitation, any failure to give that notice, to give any specified or required form of notice, or to give such notice by any particular dates;

(iv)

on or after the date specified for redemption, the Corporation will pay or cause to be paid to the order of the holders of the Series A Shares to be redeemed the Change of Control Redemption Amount on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificates representing the Series A Shares called for redemption and upon such payment such Series A Shares will be redeemed. Such payment will be made by cheque payable in U.S. currency at par at any branch of the Corporation’s bankers in Canada (or, with the consent of the holder, by any other means of immediately available funds). In the case of any dispute as to the determination of the value of any consideration forming all or part of the Change of Control Price where the determination has not been finally determined as provided in the definition of “Change of Control Price” prior to the date specified for redemption, in lieu of paying the Change of Control Redemption Amount in full pursuant to this Article 3.8(1)0v), the Corporation will pay or cause to be paid, on account of the Change of Control Redemption Amount (A) any part of the Change of Control Redemption Amount that is not disputed, plus (B) in respect of any consideration where the value has been disputed, the value of such consideration as determined by the Board. Upon such payment, the Series A Shares will be redeemed. Thereafter, if it is subsequently finally determined as provided in the definition of “Change of Control Price” that the value of any consideration forming part of the Change of Control Price that was so disputed is greater than the value of such consideration as determined by the Board, such that the amount so paid on account of the Change of Control Redemption Amount was less than the Change of Control Redemption Amount, the Corporation will forthwith after such determination pay or cause to be paid to the order of the holders of the Series A Shares so redeemed the balance of the Change of Control Redemption Amount. From and after the date specified for redemption in any such notice the holders of the Series A Shares called for redemption will cease to be entitled to dividends (if any) to which they may otherwise be entitled and will not be entitled to exercise any of the rights of holders of Series A Shares in respect thereof unless payment of the Change of Control Redemption Amount is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holder of the said Series A Shares will remain unaffected. The Corporation will have the right at any time before or after mailing (or delivery, as the case may be) of the notice of its intention to redeem any Series A Shares to deposit the Change of Control Redemption Amount of the shares called for redemption represented by certificates as have not as at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any major Canadian chartered bank or any major trust company in Canada, in each case as named in such notice, or in such other notice, the Corporation may send in the same manner to such holders, to be paid without interest to or to the order of the respective holders of the such Series A Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares, and upon such deposit being made or upon the date specified for redemption, whichever is later, the Series A Shares in respect whereof such deposit has been made will be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, will be limited to receiving without interest their proportionate part of the total Change of Control Redemption Amount so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on such deposit will belong to the Corporation.

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(m)

Reservation of Common Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued Cornmon Shares a sufficient number of its Common Shares to effect the conversion of all the then outstanding Series A Shares and shall take such corporate action as may be necessary in order to enable and effect the full conversion thereof in accordance with the provisions hereof.

(n)

Book Entry. Unless the Board otherwise determines in good faith that the following will result in undue expense to the Corporation or be contrary to applicable law, notwithstanding anything to the contrary set forth herein, upon conversion of Series A Shares in accordance with the terms hereof, the holder thereof shall not be required to physically surrender the certificate representing the Series A Shares to the Corporation unless (I) the full or remaining number of Series A Shares represented by the certificate are being converted or (ii) a holder has provided the Corporation with prior written notice (which notice may be included in a Holder Conversion Notice) requesting reissuance of Series A Shares upon physical surrender of any Series A Shares. The holder and the Corporation shall maintain records showing the number of Series A Shares converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Corporation, so as not to require physical surrender of the certificate representing the Series A Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of Series A Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. In connection with any transfer of all or any portion of Series A Shares held by any holder (subject to Article 3.11), such holder may physically surrender the certificate representing the Series A Shares to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder a new certificate or certificates of like tenor, registered as such holder may request, representing in the aggregate the remaining number of Series A Shares represented by such certificate. A holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series A Shares, the number of Series A Shares represented, by such certificate may be less than the number of Series A Shares stated on the face thereof. Each certificate representing Series A Shares shall bear the following legend:

“ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE SERIES A SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING ARTICLE 3.8(n) THEREOF. THE NUMBER OF SERIES A SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES A SHARES STATED ON THE FACE HEREOF PURSUANT TO ARTICLE 3.8(n) OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE SERIES A SHARES REPRESENTED BY THIS CERTIFICATE.”

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(o)

Corporation’s Failure to Timely Convert. Subject to compliance by the holder with the conditions specified above, in the event the Corporation fails to deliver to the holder of any Series A Shares converted or required to be converted pursuant to this Article 3.8 a certificate or certificates or other security or property as required pursuant to Article 3.8(h)(v) no later than four Business Days after the later of (i) receipt by the Corporation and the Transfer Agent of a facsimile copy of a properly completed Conversion Notice as contemplated in Article 3.8(h)(i) and (ii) the conversion date, then due to the uncertainty and difficulty in estimating a holder’s damages for any delay in such delivery and as a reasonable estimate of such holder’s additional actual loss due to such delay in delivery and not as a penalty, the Corporation shall, in addition to any rights of indemnification or other remedies at law or in equity which the holder may otherwise have against the Corporation, pay damages to such holder for each thirty day period, or portion thereof, after such fourth Business Day that such delivery is not effected in an amount equal to 1.5% of the product of (A) the sum of the number of Common Shares represented by the certificate not delivered to such holder on or prior to such fourth Business Day and to which such holder is entitled and (B) the Closing Sale Price of the Common Shares on such fourth Business Day. For the purposes hereof, the “Closing Sale Price” of the Common Shares means the last closing trade price of such Common Shares on the principal securities exchange or trading market where such shares are listed or traded as reported by Bloomberg.

3.9	Notices.

(a)

The Corporation shall distribute to -the holders of Series A Shares copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents that it distributes generally to the holders of Common Shares, at such times and by such method as such documents are distributed to such holders of Common Shares.

(b)

The Corporation will give written notice to each holder at least 10 days prior to the date on which the Corporation closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Shares, or (ii) with respect to any pro rata subscription offer to holders of Common Shares to acquire, securities of the Corporation.

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(c)

The Corporation will use reasonable commercial efforts to give each holder at least 30 days, and in any event will give each holder not less than ten days, prior notice of any pending Change of Control or Liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

3.10	No Reissuance.

No shares of Series A Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued and any such shares shall be cancelled.

3.11	Non-transferrable.

No Series A Shares shall be transferred without the prior consent of the directors expressed by a resolution of the Board and the directors shall not be required to give any reason for refusing to consent to any proposed transfer.

3.12	Redemption at Option of the Corporation.

Any time after the first anniversary of the Issue Date, the Corporation shall have the right, exercisable at any time and from time to time, to redeem the whole or any part of the outstanding Series A Shares from any one or more of the holders thereof as the Board may in its sole discretion determine on payment of an amount for each Series A Share to be redeemed equal to the Issue Price, plus all declared and unpaid dividends thereon (the whole being referred to as the “Redemption Amount”) on the following conditions;

(a)

the Corporation may redeem all or any of such Series A Shares held by any holder and need not redeem such Series A Shares on a pro rata basis among all holders of such Series A Shares, but the Corporation shall give notice of such redemption to all holders of Series A Shares;

(b)

subject to clause (d), the Corporation must give notice in writing to each person who at the record date for the determination of holders entitled to receive notice is a holder of Series A Shares to be redeemed pursuant to this Article 3.12 at least 10 days before the date specified for redemption of the intention of the Corporation to redeem such Series A Shares. Such notice may be given by mail or delivered by courier (or with the consent of any particular holder, otherwise delivered) and (subject to the consent of any particular holder as referred to above) may be mailed, postage prepaid or delivered, addressed to each holder at the last address of such holder as it appears on the records of the Corporation or in the event of the address of the holder not so appearing then to the last known address of such holder. The accidental failure to give such notice to one or more such holders will not affect the validity of redemption from other holders. Such notice will set out the Redemption Amount and the date on which redemption is to take place and if only part of the shares held by the person to whom it is addressed are to be redeemed the number thereof to be redeemed;

(c)

notwithstanding any other provision in these Articles, the Corporation will not redeem Series A Shares pursuant to this Article 3.12 to the extent that such redemption would render the Corporation insolvent after such redemption, or would be contrary to the solvency requirements or other provision of applicable law;

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(d)

any person who is otherwise entitled to notice pursuant to clause (b) may waive such notice or any of the requirements for that notice or the time for giving that notice and that waiver, whether given before or after redemption, will be effective for all purposes of these Articles and will cure any failure in respect of such notice, including, without limitation, any failure to give that notice, to give any specified or required form of notice, or to give such notice by any particular dates;

(e)

on or after the date specified for redemption, the Corporation will pay or cause to be paid to the order of the holders of the Series A Shares to be redeemed the Redemption Amount on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificates representing the Series A Shares called for redemption and upon such payment such Series A Shares will be redeemed. Such payment will be made by cheque at par at any branch of the Corporation’s bankers in Canada (or, with the consent of the holder, by any other means of immediately available funds, or by issuance to the holder of a promissory note of the Corporation payable upon demand without interest, or by the distribution of property or assets of the Corporation or by any other means). if only part of the shares represented by any certificate are to be redeemed, a new certificate for the balance will be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice the holders of the Series A Shares called for redemption will cease to be entitled to dividends (if any) to which they may otherwise be entitled and will not be entitled to exercise any of the rights of holders of Series A Shares in respect thereof unless payment of the Redemption Amount is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holder of the said Series A Shares will remain unaffected. The Corporation will have the right at any time after mailing (or delivery, as the case may be) of the notice of its intention to redeem any Series A Shares to deposit the Redemption Amount of the shares called for redemption represented by certificates as have not as at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any major Canadian chartered bank or any major trust company in Canada, in each case as named in such notice, or in such other notice the Corporation may send in the same manner to such holders, to be paid without interest to or to the order of the respective holders of the such Series A Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares, and upon such deposit being made or upon the date specified for redemption, whichever is later, the Series A Shares in respect whereof such deposit has been made will be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, will be limited to receiving without interest their proportionate part of the total Redemption Amount so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on such deposit will belong to the Corporation.

(f)	Other than as specifically permitted by Article 3.80) and this Article 3.12, the Corporation may not redeem any of the outstanding Series A Shares.

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3.13	Conversion Rights Upon Redemption.

If the Corporation delivers a notice of redemption pursuant to Article 3.12, each holder of Series A Shares shall have seven days from the date of such notice of redemption to notify the Corporation pursuant to Article 3.8(b) that the holder wishes the Corporation to convert all or part of the Series A Shares held by the holder that would otherwise be subject to the notice of redemption. if any holder delivers a Holder Conversion Notice within such seven-day period and otherwise complies with the requirements of these Articles in respect of the conversion of the Specified Shares referred to in such Holder Conversion Notice, the redemption of such Specified Shares shall be suspended pending the conversion of such Specified Shares and, if such Specified Shares are converted pursuant to the provisions of Article 3.8, such Specified Shares shall not be redeemed. If a holder fails to deliver a Holder Conversion Notice within such seven-day period, or otherwise fails to comply with the requirements of these Articles in respect of the conversion of such Specified Shares, the right of such holder to exercise the Holder Conversion Right in respect of the Series A Shares held by such holder that are subject to the notice of redemption shall cease and terminate; provided, however, that if the Corporation fails to redeem all or part of the Series A Shares referred to in the notice of redemption, the Holder Conversion Right in respect of the Series A Shares of such holder which are not redeemed as a result of such failure shall thereupon be reinstated. Notwithstanding the foregoing, if a holder exercises the Holder Conversion Right, but any of the Specified Shares to be converted pursuant to Article 3.8(a) are not converted as provided in Article 3.8(j), the Corporation may not redeem Series A Shares that are not so converted from the holder thereof under Article 3.12 for a period of 180 days from the date on which such conversion was to have occurred.

3.14	Withholding Rights; Other Taxes.

(a)

The Corporation shall be entitled to deduct and withhold from any distribution, consideration or other amount payable under these Articles to any holder of Series A Shares such amounts as the Corporation is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the Series A Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to any holder of Series A Shares exceeds the cash portion of any consideration otherwise payable to such holder, the Corporation is authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Corporation to enable it to comply with such deduction or withholding requirement and the Corporation shall notify such holder and remit to such holder any unapplied balance of net proceeds of such sale. If the Corporation becomes aware that it must make any deduction and withholding contemplated in this Article 3.14 (or that there is a change in the rate or basis for such withholding), it will promptly notify the affected holders. As soon as practicable after making any deduction and withholding contemplated in this Article 3.14 and remission of any withheld amount to the appropriate taxing authority the Corporation will deliver to any affected holder evidence of such remission.

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(b)

The Corporation will pay in accordance with applicable law any stamp or documentary taxes or similar levies (other than transfer taxes) that arise from any payment made hereunder or in connection with the rights, privileges, restrictions and conditions set out herein. The Corporation shall promptly notify any affected holder of any such payment and deliver to any affected holder evidence of such payment.

3.15	Specific Matters Requiring Approval of Holders of Series A Shares.

So long as any Series A Shares are issued and outstanding, the Corporation shall only undertake or proceed with any of the following matters with the prior approval of shareholders of the Corporation holding at least 50% of the issued and outstanding Series A Shares (which approval may be given in writing signed in one or more counterparts):

(a)

authorize the creation of, or allot or issue (including by reclassification) any preferred shares of the Corporation of any class or Series that ranks in priority to or on a parity with the Series A Shares in respect of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or its subsidiaries; or

(b)

amend or repeal the Articles or by-laws of the Corporation, or any provision thereof, in any manner which would alter or change the rights, privileges, restrictions and conditions attached to the Series A Shares or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, including preferences, rights, privileges, powers, restrictions and conditions contained, herein, so as to affect the holders of Series A Shares adversely, regardless of how such amendment is effected, including by way of merger, consolidation, amalgamation or other voluntary action of the Corporation, other than an acquisition, exchange or cancellation of Series A Shares in exchange for money, securities or other consideration which constitutes a Change of Control as contemplated in Article 3.6; or

(c)

authorize the creation of or issue any securities, where such authorization or issuance would result in a breach of any of the terms, conditions or provisions of these rights, privileges, restrictions or conditions; or

(d)	increase or decrease the authorized number of Preferred shares of the Corporation or Series A Shares.

3.16	Lost or Stolen Certificates.

Upon receipt by the Corporation of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of any certificates representing Series A Shares, and, in the case of loss, theft or destruction, the holder executing an agreement satisfactory to the Corporation, acting reasonably, agreeing to indemnify the Corporation frpm loss incurred by it in connection with such certificates and, in the case of mutilation, upon surrender of the mutilated certificate, the Corporation shall execute and deliver one or more new share certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue any share certificate if the holder contemporaneously requests the Corporation to convert the Series A Shares represented by such certificate into Common Shares.

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3.17	Failure or indulgence Not Waiver.

No failure or delay on the part of a holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

3.18	Notice.

Whenever notice or other communication is required to be given under these rights, privileges restrictions and conditions, unless otherwise provided herein, such notice shall be given in the manner provided for notices in the Securities Purchase Agreement dated July 23, 2008 and made among the Corporation and the purchasers of Series A Shares.

3.19	Preferred Share Register.

The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holders), a register for the Series A Shares, in which the Corporation shall record the name and address of the persons in whose name the Series A Shares have been issued, as well as the name and address of each permitted transferee. The Corporation may treat the person in whose name any Series A Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

3.20	Currency.

All dollar amounts referred to herein shall be in United States dollars (U.S.$).

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EXHIBIT I

CORREVIO PHARMA CORP. CONVERSION NOTICE

Reference is made to the Articles of Correvio Pharma Corp., as amended from time to time (the “Articles”). In accordance with and pursuant to the Articles, the undersigned hereby elects to convert the number of Series A Preferred Shares without par value (the “Preferred Shares”) of Correvio Pharma Corp., a corporation existing under the laws of Canada (the “Company”), indicated below into Common Shares without par value (the “Common Shares’) of the Company, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

Tax ID Number (If applicable):

Please confirm the following information:

Conversion Ratio:

Number of Common Shares to be issued:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the holder of Preferred Shares submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such person’s affiliates) of a number of Common Shares which exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to such conversion or result in such holder or any other person having beneficial ownership of, or control or direction over, directly or indirectly, securities of the Company carrying 10% or more of the voting rights attached to all of the Company’s outstanding voting securities, determined in accordance with the provisions of the rights, privileges, restrictions and conditions attached to the Preferred Shares, except to the extent that the holder of Preferred Shares has made a “Filing Election” as defined in the Articles.

Please issue the Common Shares into which the Preferred Shares are being converted in the following name and with the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

[NOTE TO HOLDER - THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [Transfer Agent] to issue the above indicated number of Common Shares in accordance with the Irrevocable Transfer Agent Instructions dated             ,         from the Company and acknowledged and agreed to by [Transfer Agent].

CORREVIO PHARMA CORP.

By:
Name:
Title:

SCHEDULE 2

ITEM 7 - OTHER PROVISIONS

(1)

The directors may, within the maximum number permitted by the Articles, appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of the shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual general meeting of shareholders.

(2)

Meetings of the shareholders may be held anywhere in Canada or in New York, New York, Seattle, Washington, San Francisco, California, Los Angeles, California, San Diego, California or Boston, Massachusetts.

Industry Canada	Industrie Canada

Canada Business Corporations Act (CBCA)

FORM 1

ARTICLES OF INCORPORATION

(Section 6)

1 Corporate name

CORREVIO PHARMA CORP.
2 The province or territory in Canada where the registered office is situated (do not indicate the full address)

British Columbia
3 The classes and any maximum number of shares that the corporation is authorized to issue

SEE ATTACHED SCHEDULE 1
4 Restrictions, if any, on share transfers

None.
5 Minimum and maximum number of directors (for a fixed number of directors, please indicate the same number in both boxes)

Minimum number 3	Maximum number 20

6 Restrictions, if any, on the business the corporation may carry on

None.
7 Other provisions, if any

SEE ATTACHED SCHEDULE 2

8 Declaration

I hereby certify that I am an incorporator of the corporation.
Print Name(s)	Signature:

Steven McKoen	/s/ Steven McKoen

Note:

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

SCHEDULE 1

ITEM 3 - SHARES

The classes and number of shares that the Corporation is authorized to issue are as follows:

(a)	an unlimited number of Common shares without par value; and

(b)	an unlimited number of Preferred shares without par value of which an unlimited number have been designated as Series A Preferred Shares.

1.	Rights, Privileges, Restrictions & Conditions Attaching to the Preferred Shares

The Preferred shares of the Corporation, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.1	Directors’ Authority to Issue in One or More Series.

The board of directors of the Corporation may issue the Preferred shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shalt be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purciwe for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any), and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the Canada Business Corporations Act) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.

1.2	Ranking of Preferred Shares.

The Preferred shares of any series may be given such preferences, not inconsistent with sections 1.1 and 1.3 hereof, over the Common shares and over any other shares ranking junior to the Preferred shares as may be determined in the case of such series of Preferred shares. No rights, privileges, restrictions or conditions attached to a series of Preferred shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preferred shares then outstanding. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preferred shares are not paid in full, the Preferred shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preferred shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

1.3	Voting Rights.

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred shares, the holders of the Preferred shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

2.	Rights, Privileges, Restrictions & Conditions Attaching to the Common Shares

The Common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

2.1	Dividends.

Subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the payment of dividends, the holders of Common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of monies properly applicable to the payment of dividends, in such amount and in such form as the board of directors of the Corporation may from time to time determine and all dividends which the board of directors of the Corporation may declare on the Common shares shall be declared and paid in equal amounts per share on all Common shares at the time outstanding.

2.2	Dissolution.

In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights (if any) of the holders of the Preferred shares and any other shares ranking senior to the Common shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common shares shall be entitled to receive the remaining property and assets of the Corporation.

2.3	Voting Rights.

The holders of the Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common share held at all meetings of the shareholders of the Corporation, except meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

3.	Rights, Privileges, Restrictions & Conditions Attaching to the Series A Preferred Shares

The first Series of Preferred shares of the Corporation, designated as the Series A Preferred Shares (the “Series A Shares”) shall have attached thereto, in addition to the rights, privileges, restrictions and conditions attaching to the Preferred shares as a class, the following rights, privileges, restrictions and conditions:

3.1	interpretation.

In this Article 1, the following terms shall have the following meanings:

“Business Day” means any day on which commercial banks are generally open for business in New York, New York or Vancouver, British Columbia other than a Saturday or Sunday or a day observed as a holiday in New York, New York under the laws of the State of New York or the federal laws of the United States of America applicable therein or in Vancouver, British Columbia or the federal laws of Canada applicable therein.

“Change of Control” means an acquisition of Common Shares by means of take-over bid, tender offer, exchange offer, amalgamation, merger, acquisition, sale of shares, plan of arrangement or other form of corporate reorganization in which outstanding Common Shares are exchanged for money, securities or other consideration paid, or caused to be issued or paid, and upon completion of such transaction at least 50% of the voting securities of the Corporation or the reorganized, amalgamated, continuing, merged, surviving or consolidated entity resulting from such transaction are “beneficially owned” (within the meaning of that expression as defined in the Exchange Act), directly or indirectly, by one or more “persons” or “groups” (within the meaning of such terms as used for purposes of Section 13(d) and 14(d) of the Exchange Act) other than persons who beneficially owned at least 50% of the Common Shares (together with, if applicable, other shares of the Corporation that carry a voting right for the election of directors generally either under all circumstances or under some circumstances that have occurred and are continuing) immediately before the completion of such transaction.

“Change of Control Price” means, in respect of any transaction constituting a Change of Control, the value of the consideration paid per Common Share to holders of outstanding Common Shares under such transaction, expressed in U.S. dollars. If any of the consideration paid is other than cash, the value of such consideration will be the amount the Board, acting reasonably, determines is the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the value of such consideration will be the last trade price for such securities on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (“Bloomberg”), or if the foregoing is not applicable the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or if no last trade price is reported for such security by Bloomberg the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. if such trade price cannot be calculated for a security on a particular date on any of the foregoing bases, the value of such security on such a date will be such value as the Board, acting reasonably, determines is the fair market value of such consideration. In the event that the Board makes any determination of the value of any consideration as contemplated herein, the Corporation shall promptly notify the holders in writing by facsimile of such determination. If any holder objects in writing by facsimile to the Corporation to such determination within two Business Days of receipt of such notice from the Corporation, the Corporation shall submit via facsimile the determination of the value of such consideration to an independent, reputable investment bank selected by the Corporation and reasonably acceptable to the holders of a majority of the Series A Shares, or failing agreement of such holders, an independent, reputable investment bank selected by the auditors of the Corporation. The Corporation shall cause, at the Corporation’s expense, such investment bank to make such determination and shall notify the holders of the results of such determination no later than two Business Days from the time the Corporation receives such determination. Such investment bank’s determination shall be final and binding on the Corporation and all holders, absent error.

“Common Shares” means the Common shares of the Corporation as constituted on the Issue Date, and any other shares or securities into which such shares may be exchanged (whether or not the Corporation is the issuer of such other shares or securities) or any other consideration which may be received by the holders of such shares pursuant to a capital reorganization, merger, amalgamation or arrangement of the Corporation or comparable transaction affecting the Common Shares of the Corporation, provided that, where any such capital reorganization, merger, amalgamation, or arrangement or transaction requires approval of shareholders of the Corporation, including holders of Series A Shares, such capital reorganization, merger, amalgamation, arrangement or transaction is approved as required by these Articles.

“Conversion Price” means initially U.S. $11.00, subject to adjustment from time to time pursuant to Article 3.7.

“Conversion Ratio” at any particular time means the Conversion Ratio determined at that time by the following formula:

Conversion Ratio =	Issue Price
Conversion
Price

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

A “holder” means, with respect to any Series A Share, the person or entity in whose name Such Preferred Share is registered on the register of Series A Shares maintained by the Corporation or its agent.

“Issue Date” means the date on which the Corporation first issues Series A Shares.

“Issue Price” means U.S. $11.00.

“Junior Shares” means any class or Series of shares of the Corporation (other than the Common Shares) hereafter created and authorized over which the Series A Shares have preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation for the purposes of winding up its affairs.

“Parity Shares” means any class or Series of shares of the Corporation (other than the Series A Shares) that ranks on a parity with the Series A Shares in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation for the purposes of winding up its affairs, provided that the authorization or issuance of any such shares authorized or issued (including by reclassification) after the Issue Date shall have been approved as required pursuant to Article 3.15.

4

“Common Shares” means the Common shares of the Corporation as constituted on the Issue Date, and any other shares or securities into which such shares may be exchanged (whether or not the Corporation is the issuer of such other shares or securities) or any other consideration which may be received by the holders of such shares pursuant to a capital reorganization, merger, amalgamation or arrangement of the Corporation or comparable transaction affecting the Common Shares of the Corporation, provided that, where any such capital reorganization, merger, amalgamation, or arrangement or transaction requires approval of shareholders of the Corporation, including holders of Series A Shares, such capital reorganization, merger, amalgamation, arrangement or transaction is approved as required by these Articles.

“Conversion Price” means initially U.S. $11.00, subject to adjustment from time to time pursuant to Article 3.7.

“Conversion Ratio” at any particular time means the Conversion Ratio determined at that time by the following formula:

Conversion Ratio =	Issue Price
Conversion Price

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

A “holder” means, with respect to any Series A Share, the person or entity in whose name Such Preferred Share is registered on the register of Series A Shares maintained by the Corporation or its agent.

“Issue Date” means the date on which the Corporation first issues Series A Shares.

“Issue Price” means U.S. $11.00.

“Junior Shares” means any class or Series of shares of the Corporation (other than the Common Shares) hereafter created and authorized over which the Series A Shares have preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation for the purposes of winding up its affairs.

“Parity Shares” means any class or Series of shares of the Corporation (other than the Series A Shares) that ranks on a parity with the Series A Shares in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation for the purposes of winding up its affairs, provided that the authorization or issuance of any such shares authorized or issued (including by reclassification) after the Issue Date shall have been approved as required pursuant to Article 3.15.

“Reference Package” initially means one fully paid and non-assessable Common Share, but is subject to adjustment as provided in Article 3.7.

“Strategic Review Termination Date” means the date that is the earlier of the date that the Corporation publicly announces that (a) the Corporation has terminated or is otherwise no longer continuing the review and evaluation of partnership opportunities and other strategic alternatives announced by the. Corporation on March 17, 2008 (provided that this clause (a) shall not be satisfied by a public announcement that the Corporation has elected to pursue a partnership opportunity or other strategic transaction with one or more persons), or (b) the Corporation has entered into a strategic partnership or licensing transaction with respect to Vernakalant (iv) or Vernakalent (oral) that does not constitute a Change of Control.

3.2	Dividends.

The holders of Series A Shares shall be entitled to receive, and the Corporation will pay thereon, if, as and when and as declared by the board of directors of the Corporation (the “Board”), but only out of money or property of the Corporation legally available for the payment of dividends, dividends (each, a “Participating Dividend”) on each date (each, a “Payment Date”) that any dividend or other distribution is payable or made (whether in the form of cash, securities, rights, warrants or other property) on or in respect of the Common Shares in an amount per Series A Share equal to the aggregate amount of the dividend that would be payable on the Payment Date to such holder if such holder had held, on the record date for the dividend payable on such Payment Date, in lieu of such Series A Share, the Reference Package (without giving effect to any limitations on conversion of Series A Shares contained in these Articles). Each such dividend shall be paid to the holders of record of the Series A Shares on the date fixed by the Board to determine the holders of the Series A Shares entitled to receive such Participating Dividend, which date shall not be more than 60 days before the Payment Date and shall be the same as the record date fixed by the Board to determine the holders of Common Shares entitled to receive a dividend on such Payment Date.

3.3	Certain Restrictions.

So long as any Series A Share is outstanding, no dividend shall be paid on or in respect of the Common Shares or any Junior Shares unless all of the Participating Dividends on all of the outstanding Series A Shares payable prior thereto or contemporaneously therewith shall have been, or shall contemporaneously be, paid in full.

3.4	Liquidation, Dissolution or Winding Up.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (or its subsidiaries whose assets constitute all or substantially all of the assets of the Corporation and its subsidiaries, taken as whole), whether in a single transaction or Series of transactions, or other distribution of assets of the Corporation among its shareholders (collectively, a “Liquidation”), the holders of Series A Shares shall be entitled, before any distribution or payment is made on any date to the holders of the Common Shares or any Junior Shares in connection with such Liquidation, to be paid in full out of the property and assets of the Corporation available for distribution to its shareholders an amount per Series A Share equal to (i) the Issue Price, plus (ii) all declared and unpaid dividends thereon (the “Liquidation Preference”). After payment to the holders of the Series A Shares of the Liquidation Preference so payable to them as above provided, the holders of Series A Shares as such shall not be entitled to share in any further distribution of property or assets of the Corporation among its shareholders for the purpose of winding up its affairs and shall have no rights or claims to any remaining property or assets of the Corporation. In the event the property and assets of the Corporation available for distribution to the holders of Series A Shares in connection with any Liquidation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Article 3.4 and all liquidation preferences to which all Parity Shares are entitled in connection with such Liquidation, the holders of Series A Shares and such Parity Shares shall participate rateably in respect of the distribution of such amounts in accordance with the sums that would be payable on such distributions if all amounts so payable were paid in full. For the purposes of this Article 3.4, any transaction that constitutes a Change in Control shall not be deemed to constitute a Liquidation.

3.5	Voting.

(a)

Each holder of Series A Shares shall be entitled to receive the same notice of and to attend all meetings of the shareholders of the Corporation (except meetings at which only holders of another specified class or Series of shares of the Corporation are entitled to vote separately as a class or series) as is provided to the holders of Common Shares, as well as prior notice of all shareholders’ actions to be taken by shareholders of the Corporation by legally available means in lieu of a meeting of shareholders, and shall have the right to vote (at the rate of one vote in person or by proxy for each Common Share which the holder would be entitled to receive upon full conversion of the holder’s Series A Shares into Common Shares under Article 3.8) with the holders of Common Shares as if they were a single class of shares upon any matter submitted to a vote of shareholders, except those matters required by law or the terms hereof to be submitted to a class vote of the holders of Series A Shares, in which case the holders of Series A Shares shall vote as a separate class and have one vote for each Series A Share held.

(b)

Notwithstanding any other provision of these Articles, the Corporation shall not give effect to any voting rights of a holder of Series A Shares, and such holder of Series A Shares will not have the right to exercise voting rights with respect to any Series A Shares voting with the Common Shares pursuant to this Article 3.5 (as opposed to class voting of only holders of Series A Shares), to the extent that giving effect to such voting rights would result in such holder (together with its “affiliates” (within the meaning of that expression as used in the Exchange Act)) being deemed (for the purposes of such Act) to beneficially own in excess of 9.99% of the number of Common Shares outstanding immediately after giving effect to such exercise or result in such holder or any other person having beneficial ownership of, or control or direction over, directly or indirectly, securities of the Corporation carrying 10% or more of the voting rights attached to all of the Corporation’s outstanding voting securities.

3.6	Amalgamations and Arrangements.

Subject to the provisions of the Canada Business Corporations Act, with respect to any vote to approve an amalgamation or an arrangement that constitutes a Change of Control that would result in an acquisition, exchange or cancellation of the Series A Shares and the Common Shares in exchange for money, securities or other consideration paid or caused to be paid to the holders thereof on substantially the same basis, the holders of the Series A Shares shall be entitled to vote, on an as converted basis (with such holders having one vote in person or by proxy for each Common Share which the holder would be entitled to receive upon full conversion of the holder’s Series A Shares into Common Shares under Article 3.8), together with the holders of the Common Shares and of any other Series of Preferred shares of the Corporation, but not separately as a class or Series (unless, and only to the extent, that Article 3.15(b) is applicable).

3.7	Adjustments.

(a)

Extraordinary Common Share Event. If the Corporation shall (i) issue any additional Common Shares as all or part of a dividend or other distribution on or in respect of outstanding Common Shares, (ii) subdivide the outstanding Common Shares into a greater number of Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of Common Shares, then and in each such case:

(i)

the Conversion Price shall simultaneously be adjusted upon the happening of each such event by multiplying the Conversion Price in effect immediately prior to such event by a fraction, the numerator of which is the number of Common Shares issued and outstanding immediately prior to such event and the denominator of which is the number of Common Shares issued and outstanding immediately after completion of such event; and

(ii)

the Reference Package shall simultaneously be adjusted upon the happening of each such event by multiplying the Reference Package in effect immediately prior to such event by a fraction, the numerator of which is the number of Common Shares issued and outstanding immediately after completion of such event and the denominator of which is the number of Common Shares issued and outstanding immediately prior to such event.

(b)

Changes in the Common Shares. Subject to the provisions hereof requiring approval of certain matters by holders of Series A Shares, if the issued and outstanding Common Shares are exchanged for or changed into other shares or securities, cash or any other property as a result of any amalgamation, arrangement, merger, consolidation, reclassification or other transaction, then in any such case thereafter, on any conversion of Series A Shares into Common Shares pursuant to these rights, privileges, restrictions and conditions, the holder of each Series A Share so converted shall be entitled to receive the kind and amount of shares and other securities and property (including cash) that a holder of the Reference Package would have received as a result of such transaction if it was entitled to participate therein.

(c)

Certificate of Conversion Adjustment. Adjustments made under this Article 3.7 shall be successive and each resulting new Conversion Price and Reference Package shall continue in effect until the next adjustment (if any) is made hereunder. Upon the occurrence of each such adjustment, the Corporation shall compute the adjustment in accordance with the terms thereof and promptly furnish to each holder a certificate setting forth:

(i)	the adjustment calculations in detail;

(ii)	the facts upon which the adjustment and calculations are based;

(iii)	the resulting new Conversion Price and Reference Package; and

(iv)	if applicable, the number and kind of other securities or property which would be received pursuant to Article 3.7(b) by holders of Series A Shares upon conversion of each Series A Share.

Upon written request from time to time of any holder, the Corporation shall promptly furnish to such holder a certificate setting out the then applicable Conversion Price and Reference Package and, if applicable, the number and kind of other securities or property which would be received pursuant to Article 3.7(b) by holders of Series A Shares upon conversion of each Series A Share, together with a copy of any certificate previously furnished pursuant to this Article.

(d)

Resolution of Conversion Adjustment Questions. If at any time a question arises with respect to adjustments or calculations made under this Article 3.7, such questions shall be determined by the auditors of the Corporation, or, if requested in writing by a holder of Series A Shares or the Corporation prior to such determination by the auditors of the Corporation by arbitration administered by the American Arbitration Association’s International Center for Dispute Resolution in New York, New York in accordance with its International Arbitration Rules then currently in effect by a single arbitrator who will be appointed in accordance with such rules and the determination of such arbitrator shall be binding upon the Corporation and all shareholders of the Corporation.

3.8	Conversion.

(a)

Conversion at Holder’s Option. Subject to Article 3.8(j), commencing on the earlier of the date which is three months after the Issue Date and the Strategic Review Termination Date, each holder of Series A Shares shall have the right (the “Holder Conversion Right”) at any time to convert all or from time to time to convert any part of the Series A Shares held by such holder into fully paid Common Shares.

(b)

Holder Conversion Notice. The Holder Conversion Right may be exercised by any holder of the Series A Shares giving notice (the “Holder Conversion Notice”) in writing delivered to the Corporation. The Holder Conversion Notice shall be irrevocable (unless the Corporation fails to effect the conversion as required pursuant to these Articles) and shall specify the number of Series A Shares (the “Specified Shares”) the holder, wishes to be converted and the date upon which the conversion is to occur, which shall not be less than, three Business Days and not more than 30 days after the date of the Holder Conversion Notice.

(c)

Conversion at Corporation’s Option. Subject to Article 3.8(j), at any time after the earlier of the first anniversary of the Issue Date and the Strategic Review Termination Date, the Corporation shall have the right (the “Corporation Conversion Right”) at any time to convert all or from time to time to convert any part of the Series A Shares held by any holder into fully paid Common Shares.

(d)

Corporation Conversion Notice. The Corporation Conversion Right may be exercised by the Corporation giving notice (the “Corporation Conversion Notice”) in writing delivered to each holder of Series A Shares to be converted. The Corporation Conversion Notice shall specify the number of Series A Shares (the “Specified Shares”) held by any holder that the Corporation wishes to be converted, and shall specify the date upon which the conversion is to occur, which shall not be less than 10 days and not more than 30 days after the date of the Corporation Conversion Notice.

(e)

Automatic Conversion Upon Change of Control. In the event that any Change of Control is consummated, subject to Article 3.8(j), each issued and outstanding Series A Share shall be converted into fully paid Common Shares.

(f)

Notice of Change of Control. In the event any Change of Control is consummated, the Corporation shall give notice in writing to each holder of Series A Shares at least 10 days prior to such consummation notifying such holder of the Change of Control and the conversion of Series A Shares pursuant to Article 3.8(e).

(g)	Conversion Ratio. Any conversion of Series A Shares into Common Shares shall be at a conversion ratio (a number of Common Shares for each 1.0 Series A Share) equal to the Conversion Ratio.

(h)	Procedure for Conversion.

(i)

A holder of Series A Shares subject to conversion under this Article 3.8 shall transmit by facsimile, or otherwise deliver, a notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) duly and properly completed and executed by the holder of Series A Shares subject to such conversion to the Corporation and to the designated transfer agent (the “Transfer Agent”) for the Common Shares and, subject to Article 3.8(n), shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office (which certificate or certificates shall, if required by the Corporation, have the transfer form on the back thereof duly endorsed in such manner as may be required by the Corporation or be accompanied by such instruments of transfer or appropriate share transfer power acceptable to the Corporation duly endorsed in such manner as may be required by the Corporation). Subject to compliance by the holder with the conditions specified above and, if applicable, in Article 3.8(h)(ii), upon receipt by the Corporation of such a Conversion Notice, the Corporation shall, as soon as practicable, but in any event within two Business Days, send via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice and issue Common Shares in connection with such conversion.

(ii)

If a holder of Series A Shares subject to conversion under this Article 3.8 wishes that any Common Shares deliverable in connection with the conversion be issued to, registered in the name of, or delivered to, any person other than the holder of the Series A Shares converted, the holder must deliver to the Corporation written notice in form and execution satisfactory to the Corporation directing the Corporation to arrange for the registration of such Common Shares in some other name or names (the “Transferee” or “Transferees”) and stating the name and addresses of the Transferee or Transferees in which a certificate or certificates or other appropriate instruments evidencing the shares or other property to which such holder is entitled upon such conversion is to be registered. In such event, if required by any applicable law or by the Corporation, such notice shall be accompanied by a written declaration as to the residence and share ownership status of the Transferee or Transferees and such other matters as may be required by such law or the Corporation in order to determine the entitlement of such Transferee or Transferees to such Common Shares. The holder of Series A Shares shall (A) pay any applicable security transfer taxes including, without limitation, any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of any shares or securities to any person other than the holder of Series A Shares or (B) shall provide the Corporation evidence satisfactory to the Corporation that such taxes, if any, have been paid.

(iii)

All declared and unpaid dividends payable on any Series A Shares converted pursuant to this Article 3.8 during the period from the close of business on any record date for the payment of such dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion.

(iv)

Effective upon (A) in respect of Article 3.8(a), the date specified in the Holder Conversion Notice, subject to compliance by such holder with the other conditions specified above; or (B) in respect of Article 3.8(c), the date specified in the Corporation Conversion Notice; or (C) in respect of Article 3.8(e), the date of the Change of Control (and contingent upon the consummation of such Change of Control) causing the automatic conversion (each of (A), (B), or (C), a “conversion date”), the Series A Shares to be converted shall be converted. Such conversion shall be deemed to have been made as of the close of business on such conversion date (except in respect of a conversion pursuant to Article 3.8(e), which shall be effective immediately prior to the completion of the Change of Control) or at such other time as the Board may in good faith determine and as may be approved by holders holding not less than a majority of the aggregate Series A Shares then outstanding, being no later than the close of business on such date, and the holder of the Series A Shares converted (or, if applicable, subject to compliance by the holder with the conditions specified above prior to such time, the Transferee or Transferees directed by the holder) shall be deemed to have become and treated for all purposes as a holder or holders of record of Common Shares (or, in the case of securities or property not in registered form, the owner or owners) on such applicable conversion date, notwithstanding any delay in the delivery of a certificate or certificates representing the Common Shares into which such Series A Shares have been converted, and the rights of the holder of such converted Series A Shares shall cease.

(v)

Subject to compliance by the holder with the conditions specified above, as promptly as practicable after (but in no event later than two Business Days after) the later of (A) the date of receipt by the Transfer Agent of the confirmation of receipt of a Conversion Notice as contemplated in Article 3.8(h)(i) and (B) the conversion date, the Corporation shall deliver or cause to be delivered to the holder of the Series A Shares converted or, if applicable, subject to compliance by the holder with the conditions specified above, the Transferee or Transferees directed by the holder, at the address specified in the Conversion Notice, a certificate or certificates evidencing the number of whole Common Shares, or other securities and property to which such person or persons shall be entitled as provided herein, and the amounts described in Article 3.8(h)(iii). Alternatively, in lieu of such delivery of a share certificate representing such Common Shares, the Corporation may arrange to have the Transfer Agent credit the number of Common Shares issued upon conversion to the applicable balance account of the holder or its designee at The Depository Trust Company as specified in the Conversion Notice.

(i)

Partial Conversion. In the event some but not all of the Series A Shares represented by a certificate or certificates surrendered by a holder are converted under this Article 3.8, subject to Article 3.8(n), the holder of such Series A Shares shall be entitled to receive within three Business Days after the later of (i) the date of receipt by the Transfer Agent of the confirmation of receipt of a Conversion Notice as contemplated in Article 3.8(h)(i) and (ii) the conversion date, a new certificate representing the number of Series A Shares comprised in the certificate or certificates surrendered which were not converted.

(j)

Deferral of Conversion. The Corporation shall not effect any conversion of Series A Shares and the right of holders of Series A Shares to receive Common Shares upon the conversion of any Series A Shares shall continue but be deferred to the extent that, after giving effect to such conversion, the holder of such Series A Shares, together with such holder’s “affiliates” (within the meaning of that term as defined in the Exchange Act) would have acquired, through conversion of Series A Shares or otherwise, beneficial ownership (“Beneficial Ownership”) of a number of Common Shares that exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to such conversion or result in such holder or any other person having beneficial ownership of, or control or direction over (“Beneficial Ownership or Control”), directly or indirectly, securities of the Corporation carrying 10% or more of the voting rights attached to all of the Corporation’s outstanding voting securities. For the purposes of this Article 3.8(j): (i) the number of Common Shares Beneficially Owned by a holder and its affiliates shall include the number of Common Shares issuable on conversion of the Series A Shares with respect to which the determination of such clause is being made, but shall exclude the number of Common Shares which would be issuable upon (A) conversion of the remaining, non-converted Series A Shares Beneficially Owned by such holder or any of its affiliates and (B) exercise or conversion of the unexercised of unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained in this clause Beneficially Owned by such holder or any of its affiliates; (ii) except as set forth in the preceding clause (i), Beneficial Ownership shall be calculated in accordance with Section 13(d) of the Exchange Act; (iii) Beneficial Ownership or Control shall be calculated in accordance with applicable United States and Canadian securities laws, rules and regulations (and in the event the calculation under applicable United States and Canadian securities laws, rules and regulations, respectively, may yield different results, the calculation shall be made under the applicable laws, rules and regulations that reflects the greater number of Common Shares being beneficially owned, or controlled or directed by such holder or person); (iv) in determining the number of outstanding Common Shares, a holder may rely on the number of outstanding Common Shares as reflected in (A) the Corporation’s most recent Form 40-F or Form 6-K, as the case may be, filed under the Exchange Act, (B) a more recent public announcement by the Corporation, or (C) any other notice by the Corporation or the transfer agent for the Common Shares setting out the number of Common Shares outstanding; (v) in determining the number of Common Shares Beneficially Owned by a holder and its affiliates, the Corporation may rely on the number of Common Shares stated to be Beneficially Owned by the holder and its affiliates as reflected in (A) any filing made by the holder or any of its affiliates under the Exchange Act, or (B) any other notice by the holder or any of its affiliates setting forth the number of Common Shares so beneficially owned; (vi) in calculating the number of voting securities over which the holder or any other person has Beneficial Ownership or Control, the Corporation may rely on the number of such securities stated to be beneficially owned, or over which control or direction is exercised in (A) any filing made by the holder or any other person under applicable Canadian securities laws, or (B) any other notice by the holder or any other person setting forth such information; (vii) for any reason at any time, upon written request of any holder, the Corporation shall within one Business Day following receipt of such request, confirm orally and in writing to such holder the number of Common Shares then outstanding; (viii) for any reason at any time, upon written request of the Corporation, any holder shall within one Business Day following receipt of such notice, confirm orally and in writing to the Corporation the number of Common Shares Beneficially Owned by the holder and its affiliates and the number of voting securities of the Corporation over which the holder exercises Beneficial Ownership or Control, directly or indirectly; and (ix) the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Shares, by such holder and its affiliates. Notwithstanding any other provision of these Articles, any holder may, by notice in writing to the Corporation, elect (a “Filing Election”) that the provisions of this Article 3.8(j) and Article 3.5(b) do not apply to such holder provided that, prior to giving such notice, such holder has filed with the Toronto Stock Exchange a “Personal Information Form” and such other documents and forms as the Toronto Stock Exchange may require in relation to such holder’s investment in the Corporation and the Toronto Stock Exchange shall have accepted such forms and documents for filing and notified the Corporation in writing that it has accepted such forms and documents for filing. In the event any holder provides such notice, thereafter the provisions of this Article 3.8(j) and Article 3.5(b) will not apply to such holder.

(k)

No Fractional Shares. Notwithstanding any other provision hereof, no fractional shares shall be issued upon any conversion of Series A Shares and the number of Common Shares to be issued shall be rounded down to the nearest whole share.

(l)

Redemption of Unconverted Series A Shares. In the event that any Series A Shares to be converted pursuant to Article 3.8(e) are not converted as provided in Article 3.8(j), on or after the occurrence of the Change of Control referred to in Article 3.8(e) the Corporation shall redeem the whole of the outstanding Series A Shares that are so not convened from any one or more of the holders thereof on payment of an amount for each Series A Share to be redeemed equal to the number of Common Shares to be issued and delivered on conversion of such Series A Shares pursuant to Article 3.8(e), multiplied by the Change of Control Price, plus all declared and unpaid dividends on such Series A Shares redeemed (the whole being referred to as the “Change of Control Redemption Amount”), on the following conditions:

(i)	the Corporation shall redeem all such Series A Shares;

(ii)

subject to Article 3.8(l)(iii), the Corporation must give notice in writing to each person who at the record date for the determination of holders entitled to receive notice is a holder of Series A Shares to be redeemed pursuant to this Article 3.8(l) at least three Business Days before the date specified for redemption of the intention of the Corporation to redeem such Series A Shares. Such notice may be given by mail or delivered by courier (or with the consent of any particular holder, otherwise delivered) and (subject to the consent of any particular holder as referred to above) may be mailed, postage prepaid or delivered, addressed to each holder at the last address of such holder as it appears on the records of the Corporation or in the event of the address of the holder not so appearing then to the last known address of such holder. The accidental failure to give such notice to one or more such holders will not affect the validity of such redemption. Such notice will set out the Change of Control Redemption Amount and the date on which redemption is to take place, which date shall not be later than 10 days after the date of consummation of the Change of Control, and if only part of the shares held by the person to whom it is addressed are to be redeemed the number thereof to be redeemed. The Corporation will use its best efforts to redeem such Series A Shares on the date of conversion of Series A Shares pursuant to Article 3.8(e), or as soon as is reasonably practicable thereafter. For greater certainty, at the option of the Corporation, such notice may be given prior to the completion of a Change of Control, conditional upon such completion, and may provide that redemption of the Series A Shares to be redeemed will occur on the date of consummation of such Change of Control and either concurrently with such consummation or immediately prior to such consummation but conditional upon such completion.

(iii)

any person who is otherwise entitled to notice pursuant to Article 3.8(l)(ii) may waive such notice or any of the requirements for that notice or the time for giving that notice and that waiver, whether given before or after redemption, will be effective for all purposes of these Articles and will cure any failure in respect of such notice, including without limitation, any failure to give that notice, to give any specified or required form of notice, or to give such notice by any particular dates;

(iv)

on or after the date specified for redemption, the Corporation will pay or cause to be paid to the order of the holders of the Series A Shares to be redeemed the Change of Control Redemption Amount on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificates representing the Series A Shares called for redemption and upon such payment such Series A Shares will be redeemed. Such payment will be made by cheque payable in U.S. currency at par at any branch of the Corporation’s bankers in Canada (or, with the consent of the holder, by any other means of immediately available funds). In the case of any dispute as to the determination of the value of any consideration forming all or part of the Change of Control Price where the determination has not been finally determined as provided in the definition of “Change of Control Price” prior to the date specified for redemption, in lieu of paying the Change of Control Redemption Amount in full pursuant to this Article 3.8(l)(iv), the Corporation will pay or cause to be paid, on account of the Change of Control Redemption Amount (A) any part of the Change of Control Redemption Amount that is not disputed, plus (B) in respect of any consideration where the value has been disputed, the value of such consideration as determined by the Board. Upon such payment, the Series A Shares will be redeemed. Thereafter, if it is subsequently finally determined as provided in the definition of “Change of Control Price” that the value of any consideration forming part of the Change of Control Price that was so disputed is greater than the value of such consideration as determined by the Board, such that the amount so paid on account of the Change of Control Redemption Amount was less than the Change of Control Redemption Amount, the Corporation will forthwith after such determination pay or cause to be paid to the order of the holders of the Series A Shares so redeemed the balance of the Change of Control Redemption Amount. From and after the date specified for redemption in any such notice the holders of the Series A Shares called for redemption will cease to be entitled to dividends (if any) to which they may otherwise be entitled and will not be entitled to exercise any of the rights of holders of Series A Shares in respect thereof unless payment of the Change of Control Redemption Amount is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holder of the said Series A Shares will remain unaffected. The Corporation will have the right at any time before or after mailing (or delivery, as the case may be) of the notice of its intention to redeem any Series A Shares to deposit the Change of Control Redemption Amount of the shares called for redemption represented by certificates as have not as at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any major Canadian chartered bank or any major trust company in Canada, in each case as named in such notice, or in such other notice, the Corporation may send in the same manner to such holders, to be paid without interest to or to the order of the respective holders of the such Series A Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares, and upon such deposit being made or upon the date specified for redemption, whichever is later, the Series A Shares in respect whereof such deposit has been made will be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, will be limited to receiving without interest their proportionate part of the total Change of Control Redemption Amount so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on such deposit will belong to the Corporation.

(m)

Reservation of Common Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares a sufficient number of its Common Shares to effect the conversion of all the then outstanding Series A Shares and shall take such corporate action as may be necessary in order to enable and effect the full conversion thereof in accordance with the provisions hereof.

(n)

Book Entry. Unless the Board otherwise determines in good faith that the following will result in undue expense to the Corporation or be contrary to applicable law, notwithstanding anything to the contrary set forth herein, upon conversion of Series A Shares in accordance with the terms hereof, the holder thereof shall not be required to physically surrender the certificate representing the Series A Shares to the Corporation unless (i) the full or remaining number of Series A Shares represented by the certificate are being converted or (ii) a holder has provided the Corporation with prior written notice (which notice may be included in a Holder Conversion Notice) requesting reissuance of Series A Shares upon physical surrender of any Series A Shares. The holder and the Corporation shall maintain records showing the number of Series A Shares converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Corporation, so as not to require physical surrender of the certificate representing the Series A Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of Series A Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. In connection with any transfer of all or any portion of Series A Shares held by any holder (subject to Article 3.11), such holder may physically surrender the certificate representing the Series A Shares to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder a new certificate or certificates of like tenor, registered as such holder may request, representing in the aggregate the remaining number of Series A Shares represented by such certificate. A holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series A Shares, the number of Series A Shares represented, by such certificate may be less than the number of Series A Shares stated on the face thereof. Each certificate representing Series A Shares shall bear the following legend:

“ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE SERIES A SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING ARTICLE 3.8(n) THEREOF. THE NUMBER OF SERIES A SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES A SHARES STATED ON THE FACE HEREOF PURSUANT TO ARTICLE 3.8(n) OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE SERIES A SHARES REPRESENTED BY THIS CERTIFICATE.”

(o)

Corporation’s Failure to Timely Convert. Subject to compliance by the holder with the conditions specified above, in the event the Corporation fails to deliver to the holder of any Series A Shares converted or required to be converted pursuant to this Article 3.8 a certificate or certificates or other security or property as required pursuant to Article 3.8(h)(v) no later than four Business Days after the later of (i) receipt by the Corporation and the Transfer Agent of a facsimile copy of a properly completed Conversion Notice as contemplated in Article 3.8(h)(i) and (ii) the conversion date, then due to the uncertainty and difficulty in estimating a holder’s damages for any delay in such delivery and as a reasonable estimate of such holder’s additional actual loss due to such delay in delivery and not as a penalty, the Corporation shall, in addition to any rights of indemnification or other remedies at law or in equity which the holder may otherwise have against the Corporation, pay damages to such holder for each thirty day period, or portion thereof, after such fourth Business Day that such delivery is not effected in an amount equal to 1.5% of the product of (A) the sum of the number of Common Shares represented by the certificate not delivered to such holder on or prior to such fourth Business Day and to which such holder is entitled and (B) the Closing Sale Price of the Common Shares on such fourth Business Day. For the purposes hereof, the “Closing Sale Price” of the Common Shares means the last closing trade price of such Common Shares on the principal securities exchange or trading market where such shares are listed or traded as reported by Bloomberg.

3.9	Notices.

(a)

The Corporation shall distribute to the holders of Series A Shares copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents that it distributes generally to the holders of Common Shares, at such times and by such method as such documents are distributed to such holders of Common Shares.

(b)

The Corporation will give written notice to each holder at least 10 days prior to the date on which the Corporation closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Shares, or (ii) with respect to any pro rata subscription offer to holders of Common Shares to acquire, securities of the Corporation.

(c)

The Corporation will use reasonable commercial efforts to give each holder at least 30 days, and in any event will give each holder not less than ten days, prior notice of any pending Change of Control or Liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

3.10	No Reissuance.

No shares of Series A Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued and any such shares shall be cancelled.

3.11	Non-transferrable.

No Series A Shares shall be transferred without the prior consent of the directors expressed by a resolution of the Board and the directors shall not be required to give any reason for refusing to consent to any proposed transfer.

3.12	Redemption at Option of the Corporation.

Any time after the first anniversary of the Issue Date, the Corporation shall have the right, exercisable at any time and from time to time, to redeem the whole or any part of the outstanding Series A Shares from any one or more of the holders thereof as the Board may in its sole discretion determine on payment of an amount for each Series A Share to be redeemed equal to the Issue Price, plus all declared and unpaid dividends thereon (the whole being referred to as the “Redemption Amount”) on the following conditions:

(a)

the Corporation may redeem all or any of such Series A Shares held by any holder and need not redeem such Series A Shares on a pro rata basis among all holders of such Series A Shares, but the Corporation shall give notice of such redemption to all holders of Series A Shares;

(b)

subject to clause (d), the Corporation must give notice in writing to each person who at the record date for the determination of holders entitled to receive notice is a holder of Series A Shares to be redeemed pursuant to this Article 3.12 at least 10 days before the date specified for redemption of the intention of the Corporation to redeem such Series A Shares. Such notice may be given by mail or delivered by courier (or with the consent of any particular holder, otherwise delivered) and (subject to the consent of any particular holder as referred to above) may be mailed, postage prepaid or delivered, addressed to each holder at the last address of such holder as it appears on the records of the Corporation or in the event of the address of the holder not so appearing then to the last known address of such holder. The accidental failure to give such notice to one or more such holders will not affect the validity of redemption from other holders. Such notice will set out the Redemption Amount and the date on which redemption is to take place and if only part of the shares held by the person to whom it is addressed are to be redeemed the number thereof to be redeemed;

(c)

notwithstanding any other provision in these Articles, the Corporation will not redeem Series A Shares pursuant to this Article 3.12 to the extent that such redemption would render the Corporation insolvent after such redemption, or would be contrary to the solvency requirements or other provision of applicable law;

(d)

any person who is otherwise entitled to notice pursuant to clause (b) may waive such notice or any of the requirements for that notice or the time for giving that notice and that waiver, whether given before or after redemption, will be effective for all purposes of these Articles and will cure any failure in respect of such notice, including, without limitation, any failure to give that notice, to give any specified or required form of notice, or to give such notice by any particular dates;

(e)

on or after the date specified for redemption, the Corporation will pay or cause to be paid to the order of the holders of the Series A Shares to be redeemed the Redemption Amount on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificates representing the Series A Shares called for redemption and upon such payment such Series A Shares will be redeemed. Such payment will be made by cheque at par at any branch of the Corporation’s bankers in Canada (or, with the consent of the holder, by any other means of immediately available funds, or by issuance to the holder of a promissory note of the Corporation payable upon demand without interest, or by the distribution of property or assets of the Corporation or by any other means). If only part of the shares represented by any certificate are to be redeemed, a new certificate for the balance will be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice the holders of the Series A Shares called for redemption will cease to be entitled to dividends (if any) to which they may otherwise be entitled and will not be entitled to exercise any of the rights of holders of Series A Shares in respect thereof unless payment of the Redemption Amount is not made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holder of the said Series A Shares will remain unaffected. The Corporation will have the right at any time after mailing (or delivery, as the case may be) of the notice of its intention to redeem any Series A Shares to deposit the Redemption Amount of the shares called for redemption represented by certificates as have not as at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any major Canadian chartered bank or any major trust company in Canada, in each case as named in such notice, or in such other notice the Corporation may send in the same manner to such holders, to be paid without interest to or to the order of the respective holders of the such Series A Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares, and upon such deposit being made or upon the date specified for redemption, whichever is later, the Series A Shares in respect whereof such deposit has been made will be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, will be limited to receiving without interest their proportionate part of the total Redemption Amount so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on such deposit will belong to the Corporation.

(f)	Other than as specifically permitted by Article 3.8(l) and this Article 3.12, the Corporation may not redeem any of the outstanding Series A Shares.

3.13	Conversion Rights Upon Redemption.

If the Corporation delivers a notice of redemption pursuant to Article 3.12, each holder of Series A Shares shall have seven days from the date of such notice of redemption to notify the Corporation pursuant to Article 3.8(b) that the holder wishes the Corporation to convert all or part of the Series A Shares held by the holder that would otherwise be subject to the notice of redemption. If any holder delivers a Holder Conversion Notice within such seven-day period and otherwise complies with the requirements of these Articles in respect of the conversion of the Specified Shares referred to in such Holder Conversion Notice, the redemption of such Specified Shares shall be suspended pending the conversion of such Specified Shares and, if such Specified Shares are converted pursuant to the provisions of Article 3.8, such Specified Shares shall not be redeemed. If a holder fails to deliver a Holder Conversion Notice within such seven-day period, or otherwise fails to comply with the requirements of these Articles in respect of the conversion of such Specified Shares, the right of such holder to exercise the Holder Conversion Right in respect of the Series A Shares held by such holder that are subject to the notice of redemption shall cease and terminate; provided, however, that if the Corporation fails to redeem all or part of the Series A Shares referred to in the notice of redemption, the Holder Conversion Right in respect of the Series A Shares of such holder which are not redeemed as a result of such failure shall thereupon be reinstated. Notwithstanding the foregoing, if a holder exercises the Holder Conversion Right, but any of the Specified Shares to be converted pursuant to Article 3.8(a) are not converted as provided in Article 3.8(j), the Corporation may not redeem Series A Shares that are not so converted from the holder thereof under Article 3.12 for a period of 180 days from the date on which such conversion was to have occurred.

3.14	Withholding Rights; Other Taxes.

(a)

The Corporation shall be entitled to deduct and withhold from any distribution, consideration or other amount payable under these Articles to any holder of Series A Shares such amounts as the Corporation is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the Series A Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to any holder of Series A Shares exceeds the cash portion of any consideration otherwise payable to such holder, the Corporation is authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Corporation to enable it to comply with such deduction or withholding requirement and the Corporation shall notify such holder and remit to such holder any unapplied balance of net proceeds of such sale. If the Corporation becomes aware that it must make any deduction and withholding contemplated in this Article 3.14 (or that there is a change in the rate or basis for such withholding), it will promptly notify the affected holders. As soon as practicable after making any deduction and withholding contemplated in this Article 3.14 and remission of any withheld amount to the appropriate taxing authority the Corporation will deliver to any affected holder evidence of such remission.

(b)

The Corporation will pay in accordance with applicable law any stamp or documentary taxes or similar levies (other than transfer taxes) that arise from any payment made hereunder or in connection with the rights, privileges, restrictions and conditions set out herein. The Corporation shall promptly notify any affected holder of any such payment and deliver to any affected holder evidence of such payment.

3.15	Specific Matters Requiring Approval of Holders of Series A Shares.

So long as any Series A Shares are issued and outstanding, the Corporation shall only undertake or proceed with any of the following matters with the prior approval of shareholders of the Corporation holding at least 50% of the issued and outstanding Series A Shares (which approval may be given in writing signed in one or more counterparts):

(a)

authorize the creation of, or allot or issue (including by reclassification) any preferred shares of the Corporation of any class or Series that ranks in priority to or on a parity with the Series A Shares in respect of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or its subsidiaries; or

(b)

amend or repeal the Articles or by-laws of the Corporation, or any provision thereof, in any manner which would alter or change the rights, privileges, restrictions and conditions attached to the Series A Shares or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, including preferences, rights, privileges, powers, restrictions and conditions contained, herein, so as to affect the holders of Series A Shares adversely, regardless of how such amendment is effected, including by way of merger, consolidation, amalgamation or other voluntary action of the Corporation, other than an acquisition, exchange or cancellation of Series A Shares in exchange for money, securities or other consideration which constitutes a Change of Control as contemplated in Article 3.6; or

(c)

authorize the creation of or issue any securities, where such authorization or issuance would result in a breach of any of the terms, conditions or provisions of these rights, privileges, restrictions or conditions; or

(d)	increase or decrease the authorized number of Preferred shares of the Corporation or Series A Shares.

3.16	Lost or Stolen Certificates.

Upon receipt by the Corporation of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of any certificates representing Series A Shares, and, in the case of loss, theft or destruction, the holder executing an agreement satisfactory to the Corporation, acting reasonably, agreeing to indemnify the Corporation from loss incurred by it in connection with such certificates and, in the case of mutilation, upon surrender of the mutilated certificate, the Corporation shall execute and deliver one or more new share certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue any share certificate if the holder contemporaneously requests the Corporation to convert the Series A Shares represented by such certificate into Common Shares.

3.17	Failure or Indulgence Not Waiver.

No failure or delay on the part of a holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

3.18	Notice.

Whenever notice or other communication is required to be given under these rights, privileges restrictions and conditions, unless otherwise provided herein, such notice shall be given in the manner provided for notices in the Securities Purchase Agreement dated July 23, 2008 and made among the Corporation and the purchasers of Series A Shares.

3.19	Preferred Share Register.

The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holders), a register for the Series A Shares, in which the Corporation shall record the name and address of the persons in whose name the Series A Shares have been issued, as well as the name and address of each permitted transferee. The Corporation may treat the person in whose name any Series A Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

3.20	Currency.

All dollar amounts referred to herein shall be in United States dollars (U.S.$).

EXHIBIT I

CORREVIO PHARMA CORP. CONVERSION NOTICE

Reference is made to the Articles of Correvio Pharma Corp., as amended from time to time (the “Articles”). In accordance with and pursuant to the Articles, the undersigned hereby elects to convert the number of Series A Preferred Shares without par value (the “Preferred Shares”) of Correvio Pharma Corp., a corporation existing under the laws of Canada (the “Company”), indicated below into Common Shares without par value (the “Common Shares”) of the Company, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

Tax ID Number (If applicable):

Please confirm the following information:

Conversion Ratio:

Number of Common Shares to be issued:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the holder of Preferred Shares submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such person’s affiliates) of a number of Common Shares which exceeds 9.99% of the number of Common Shares outstanding immediately after giving effect to such conversion or result in such holder or any other person having beneficial ownership of, or control or direction over, directly or indirectly, securities of the Company carrying 10% or more of the voting rights attached to all of the Company’s outstanding voting securities, determined in accordance with the provisions of the rights, privileges, restrictions and conditions attached to the Preferred Shares, except to the extent that the holder of Preferred Shares has made a “Filing Election” as defined in the Articles.

Please issue the Common Shares into which the Preferred Shares are being converted in the following name and with the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

[NOTE TO HOLDER - THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [Transfer Agent] to issue the above indicated number of Common Shares in accordance with the Irrevocable Transfer Agent Instructions dated         ,              from the Company and acknowledged and agreed to by [Transfer Agent].

CORREVIO PHARMA CORP.

By:
Name:
Title:

SCHEDULE 2

ITEM 7 - OTHER PROVISIONS

(1)

The directors may, within the maximum number permitted by the Articles, appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of the shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual general meeting of shareholders.

(2)

Meetings of the shareholders may be held anywhere in Canada or in New York, New York, Seattle, Washington, San Francisco, California, Los Angeles, California, San Diego, California or Boston, Massachusetts.

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Développement économique Canada Corporations Canada

Form 2	Formulaire 2
Initial Registered Office Address	Siège social initial et premier
and First Board of Directors	conseil d’administration
Canada Business Corporations Act	Loi canadienne sur les sociétés par
(CBCA) (s. 19 and 106)	actions (LCSA) (art. 19 et 106)

1	Corporate name
Dénomination sociale

Correvio Pharma Corp.
2	Address of registered office
Adresse du siège social

Suite 2600, Three Bentall Centre
595 Burrard Street
Vancouver BC V7X 1L3
3	Additional address
Autre adresse
4	Members of the board of directors
Membres du conseil d’administration
See attached schedule / Voir l’annexe ci-jointe
5

Déclaration: I certify that I have relevant knowledge and that I am authorized to sign this form.

Déclaration: J’atteste que je posséde une connaissance suffisante et que je suis autorisé(e) á signer le présent formulaire.

Original signed by / Original signé par
Steven McKoen
Steven McKoen
604-631-3319

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU.049.

Vous fournissez des renseignements exigés par la LCSA. Il est á noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

IC 2904 (2008/04)

Schedule / Annexe

Members of the board of directors / Membres du conseil d’administration

Resident Canadian Résident Canadien

Richard Glickman	7764 West Saanich Road, Brentwood Bay	Yes / Oui
BC
V8M 1R7, Canada

William Lawrence	1450 Blanca Street, Vancouver BC	Yes / Oui
Hunter	V6R 4E2, Canada

W. James O’Shea	1441 Creekside Drive, 6th Floor, Vancouver	Yes / Oui
BC
V6J 4S7, Canada

Mark H. Corrigan	389 Marlborough Street, Boston MA	No / Non
02115, United States

Arthur H. Willms	1788 West 15th Avenue, Vancouver BC	Yes / Oui
V6J 2KB, Canada

Robert James Meyer	4802 Advance Mills Road, Earlysville VA	No / Non
22936, United States

Industry Canada	Industrie Canada

Canada Business Corporations Act (CBCA)

FORM 2

INITIAL REGISTERED OFFICE ADDRESS AND FIRST BOARD OF DIRECTORS

(Sections 19 and 106)

To be filed with Articles of Incorporation, Amalgamation or Continuance

1 Corporate name
CORREVIO PHARMA CORP.
2 Address of registered office (must be a street address, a P.O. Box is not acceptable)
Number and Street Name: Suite 2600, Three Bentall Centre, 595 Burrard Street
City: Vancouver	Province/Territory: British Columbia	Postal Code: V7X 1L3
3 Additional address
Care of: N/A
Number and Street Name

City:	Province/Territory:	Postal Code:

4 Members of the board of directors

FIRST AND LAST NAME	ADDRESS (must be a street address, a P.O. Box is not acceptable)	Canadian Resident (Yes / No)
See attached Schedule “A”

5 Declaration
I hereby certify that I am an incorporator of the new corporation, or that I am a director or authorized officer of the corporation continuing into or amalgamating under the CBCA.

Signature: /s/ Steve McKoen
Print Name: Steve McKoen	Telephone Number: 604-631-3319

Note:  Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

Schedule “A”

First and Last Name	Address (must be a street address, a P.O. Box is not acceptable)	Canadian Resident Yes / No
Richard Glickman	7764 West Saanich Road, Brentwood Bay, BC V8M 1R7	Yes
William Lawrence Hunter	1450 Blanca Street, Vancouver, BC V6R 4E2	Yes
W. James O’Shea	1441 Creekside Drive, 6th Floor, Vancouver, BC V6J 4S7	Yes
Mark H. Corrigan	389 Marlborough Street, Boston, MA, USA 02115	No
Arthur H. Willms	1788 West 15th Avenue, Vancouver, BC V6J 2K8	Yes
Robert James Meyer	4802 Advance Mills Road, Earlysville, VA, USA 22936	No